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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AECOM TECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, SUITE 3700
LOS ANGELES, CALIFORNIA 90071

Dear AECOM Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting") of AECOM Technology Corporation, which will be held on Thursday, March 7, 2013, at 9:00 a.m. local time at The Millennium Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California 90071.

Details of the business to be conducted at the 2013 Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement.

Whether or not you plan to attend the 2013 Annual Meeting in person, it is important that your shares be represented. The attached Proxy Statement contains details about how you may vote your shares.

Thank you for your cooperation.

Sincerely,

John M. Dionisio
Chairman and Chief Executive Officer

AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, SUITE 3700
LOS ANGELES, CALIFORNIA 90071

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 7, 2013

The 2013 Annual Meeting of Stockholders (the "2013 Annual Meeting") of AECOM Technology Corporation (the "Company") will be held on Thursday, March 7, 2013, at 9:00 a.m. local time at The Millennium Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California 90071. At the 2013 Annual Meeting, you will be asked to:

    1.
    Elect the four Class II Directors named in the Proxy Statement accompanying this notice to the Company's Board of Directors to serve until the Company's 2016 Annual Meeting of Stockholders and until the election and qualification of their respective successors.

      The Board of Directors recommends that you vote FOR each of the director nominees.

    2.
    Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013.

      The Board of Directors recommends that you vote FOR the ratification of the selection of Ernst & Young LLP.

    3.
    Vote on an advisory resolution on the Company's executive compensation.

      The Board of Directors recommends that you vote FOR the advisory resolution.

We will also attend to any other business properly presented at the 2013 Annual Meeting and any adjournment or postponement thereof. The foregoing items of business are more fully described in the Proxy Statement that is attached to, and a part of, this notice.

Only stockholders of record at the close of business on January 7, 2013, can vote at the 2013 Annual Meeting or any adjournment or postponement thereof.

By order of the Board of Directors,

Christina Ching
Vice President, Corporate Secretary

Los Angeles, California
January 24, 2013

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the 2013 Annual Meeting in person, we request that you vote (a) by Internet, (b) by telephone, or (c) by requesting a printed copy of the proxy materials and using the proxy card or voting instruction card enclosed therein as promptly as possible in order to ensure your representation at the 2013 Annual Meeting.

You may revoke your proxy at any time before it is exercised by giving our Corporate Secretary written notice of revocation or submitting a later dated proxy by Internet, telephone or mail, or by attending the 2013 Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the 2013 Annual Meeting, you must obtain from the record holder a proxy issued in your name.

AECOM TECHNOLOGY CORPORATION
555 SOUTH FLOWER STREET, SUITE 3700
LOS ANGELES, CALIFORNIA 90071

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD
MARCH 7, 2013

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of AECOM Technology Corporation, a Delaware corporation ("we," "our," the "Company" or "AECOM"), of proxies for use at our 2013 Annual Meeting of Stockholders ("2013 Annual Meeting") to be held on March 7, 2013, at 9:00 a.m. local time, or at any adjournment or postponement thereof. At the 2013 Annual Meeting, you will be asked to consider and vote on the matters described in this Proxy Statement and in the accompanying notice. The 2013 Annual Meeting will be held at The Millennium Biltmore Hotel, 506 South Grand Avenue, Los Angeles, California 90071. Only stockholders of record at the close of business on January 7, 2013, which is the record date for the 2013 Annual Meeting, are permitted to vote at the 2013 Annual Meeting and any adjournment or postponement thereof.

The Board of Directors is soliciting your vote to

  •
  Elect the four Class II Directors named in this Proxy Statement to the Company's Board of Directors to serve until the Company's 2016 Annual Meeting of Stockholders and until the election and qualification of their respective successors;

  •
  Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2013; and

  •
  Approve an advisory resolution on the Company's executive compensation.

We are pleased to again take advantage of the Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process expedites stockholders' receipt of proxy materials, while also lowering the costs and reducing the environmental impact of our annual meeting. On January 24, 2013, we began mailing a Notice of Internet Availability of Proxy Materials (the "Notice") to all stockholders of record as of January 7, 2013, and posted our proxy materials on the Web site referenced in the Notice. As more fully described in the Notice, all stockholders may choose to access our proxy materials on the Web site referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and Web site provide information regarding how you may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

The Proxy Statement and Annual Report on Form 10-K are available at investors.aecom.com.

 INFORMATION REGARDING VOTING AT THE
2013 ANNUAL MEETING

Proxies

You may vote your shares in person at the 2013 Annual Meeting or by proxy. There are three ways to vote by proxy: (1) by Internet by following the instructions on the Notice or proxy card, (2) by telephone by calling 1-800-652-8683 and following the instructions on the Notice or proxy card, or (3) by requesting a printed copy of the proxy materials and signing, dating and mailing the enclosed proxy card to our Corporate Secretary at the address below. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet and telephone voting also will be offered to stockholders owning shares through certain banks and brokers.

You may revoke your proxy at any time before it is exercised by (1) giving our Corporate Secretary written notice of revocation, (2) delivering to us a signed proxy card with a later date, (3) granting a subsequent proxy through the Internet or telephone, or (4) by attending the 2013 Annual Meeting and voting in person. Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, CA 90071, Attention: Corporate Secretary.

All shares represented by valid proxies received and not revoked before they are exercised will be voted in the manner specified in the proxy. Other than with respect to certain trustees who hold our shares in trust, if you submit proxy voting instructions but do not direct how to vote on each item, the persons named as proxies will vote in favor of each of the proposals. Our Board of Directors is unaware of any other matters that may be presented for action at our 2013 Annual Meeting. If other matters do properly come before our 2013 Annual Meeting, however, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders.

If you are a beneficial owner and hold your shares in the name of a bank, broker or other holder of record and do not return the voting instruction card, the broker or other nominee will vote your shares on each matter at the 2013 Annual Meeting for which he or she has the requisite discretionary authority. Under applicable rules, brokers have the discretion to vote on routine matters, which include the ratification of the selection of the independent registered public accounting firm. Brokers will not have the discretion to vote on any of the other proposals presented at the 2013 Annual Meeting.

Solicitation of Proxies

We will pay the entire cost of soliciting proxies. In addition to soliciting proxies by mail, we will request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of our common stock and to secure their voting instructions, if necessary. We will reimburse record holders for their reasonable expenses in performing these tasks. In addition, we have retained Georgeson, Inc. to act as a proxy solicitor in conjunction with the 2013 Annual Meeting. We have agreed to pay Georgeson a fee of $8,000, plus reasonable expenses, costs and disbursements for proxy solicitation services. If necessary, we may use our regular employees, who will not be specially compensated, to solicit proxies from stockholders, whether personally or by telephone, letter or other means.

Record Date and Voting Rights

Our Board of Directors has fixed January 7, 2013, as the record date for determining the stockholders who are entitled to notice of, and to vote at, our 2013 Annual Meeting. Only stockholders of record at the close of business on the record date will receive notice of, and be able to vote at, our 2013 Annual Meeting. As of the record date, there were 104,609,368 shares of our common stock outstanding held by 2,106 record holders, in addition to approximately 21,325 holders who do not hold shares in their own names. A majority of the stock issued and outstanding and entitled to vote must be present at our 2013 Annual Meeting, either in person or by proxy, in order for there to be a quorum at the meeting. Each share of our outstanding common stock entitles its holder to one vote. Shares of our common stock with respect to which the holders are present in person at our 2013 Annual Meeting but not voting, and shares for which we have received proxies but with respect to which holders of the shares have abstained, will be counted as present at our 2013 Annual Meeting for the purpose of determining whether or not a quorum exists. Broker non-votes will also be counted as present for the purpose of determining whether a quorum exists. "Broker non-votes" are shares of common stock held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner.

Directors are elected by a plurality. Therefore, the four nominees who receive the most votes will be elected. Abstentions and broker non-votes will not be counted as participating in the voting for the election of directors, and will therefore have no effect for purposes of such proposal. Both the ratification of our independent registered public accounting firm and the advisory resolution on the Company's executive compensation require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the 2013 Annual Meeting in order to be approved by our stockholders. In each case, abstentions will be counted as present and will have the effect of a vote against the proposal, while broker non-votes will not be counted as participating in the voting, and will therefore have no effect on the outcome of the vote on either of these proposals. Votes will be tabulated by the inspector of election appointed for the 2013 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Due to its advisory nature, the results of the advisory vote on the Company's executive compensation will not be binding on our Board of Directors but will be carefully considered by our Board. Our Board of Directors urges you to vote promptly by either electronically submitting a proxy or voting instruction card over the Internet, by telephone or by delivering to us or your broker, as applicable, a signed and dated proxy card.

A representative of Computershare Trust Company, N.A., our transfer agent, will tabulate the votes and act as the inspector of election.

Year-End Reporting Convention

We report our results of operations based on 52- or 53-week periods ending on the Friday nearest September 30. For clarity of presentation, all periods are presented as if the fiscal year ended on September 30. Fiscal years 2012, 2011 and 2010 contained 52 weeks each and ended on September 28, September 30 and October 1, respectively.

PROPOSAL 1
ELECTION OF CLASS II DIRECTORS

The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, with each class serving a three-year term. The Board of Directors is currently composed of 12 members, of whom four each are Class I Directors, Class II Directors and Class III Directors. In accordance therewith, four Class II Directors will be elected at the 2013 Annual Meeting to serve until the 2016 Annual Meeting of Stockholders, and until their successors are duly elected and qualified. If a quorum is present at our 2013 Annual Meeting, the four nominees receiving the greatest number of votes will be elected.

Shares represented by proxies will be voted, if authority to do so is not withheld, for the election of the four nominees named below. Each of the nominees has consented to serve as a director, if elected, and management has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. In the event that any nominee is unavailable for re-election as a result of an unexpected occurrence, shares will be voted for the election of such substitute nominee as our Board of Directors may propose. Pursuant to the vote and immediately following the 2013 Annual Meeting, our Board of Directors will be composed of four Class I Directors, four Class II Directors and four Class III Directors.

Director Qualifications

The Board of Directors believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of backgrounds necessary to oversee the Company's business. The Nominating, Governance and Risk Committee is responsible for developing and recommending Board membership criteria to the full Board for approval. The criteria, which are set forth in the Company's Corporate Governance Guidelines, include the highest professional and personal ethics and values, commitment to enhancing stockholder value with sufficient time to carry out his or her duties, and business acumen. In considering director candidates, the Nominating, Governance and Risk Committee looks for business experience and skills, judgment, independence, integrity, an understanding of such areas as finance, marketing, regulation, public policy and the absence of potential conflicts with the Company's interests. While the Nominating, Governance and Risk Committee does not have a formal policy with respect to diversity, the Nominating, Governance and Risk Committee believes that it is essential that Board members represent diverse viewpoints and backgrounds.

The Nominating, Governance and Risk Committee periodically reviews the appropriate skills and characteristics required of Board members in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating, Governance and Risk Committee considers diversity, age, skills, and such other factors as it deems appropriate to maintain a balance of knowledge, experience and capability. This periodic assessment enables the Board to update the skills and experience it seeks in the Board as a whole, and in individual directors, as the Company's needs evolve and change over time and to assess effectiveness of efforts at pursuing diversity. In identifying director candidates from time to time, the Nominating, Governance and Risk Committee may establish specific skills and experience that it believes the Company should seek in order to constitute a balanced and effective board.

The following list sets forth our four director nominees, as well as each of our eight continuing directors.

Nominees for Class II Directors Whose Terms Expire 2016
John M. Dionisio
Robert J. Lowe
William P. Rutledge
Daniel R. Tishman

Class III Directors Whose Terms Expire 2014
Francis S. Y. Bong
S. Malcolm Gillis
David W. Joos
Robert J. Routs

Class I Directors Whose Terms Expire 2015
James H. Fordyce
Linda Griego
Richard G. Newman
William G. Ouchi

The following section sets forth certain background information of the nominees for election as directors and the current members of our Board of Directors who will continue serving following the 2013 Annual Meeting, as well as each individual's specific experience, qualifications and skills that led our Board of Directors to conclude that each such nominee/director should serve on our Board of Directors.

John M. Dionisio, 64, was appointed Chairman of the Board in October 2011 and has served as Chief Executive Officer since October 2005. Mr. Dionisio previously served as President from October 2005 to September 2011, and was elected to our Board of Directors in December 2005. From October 2003 to October 2005, Mr. Dionisio served as our Executive Vice President and Chief Operating Officer. From October 2000 to October 2003, Mr. Dionisio served as President and Chief Executive Officer of our legacy subsidiary DMJM+Harris operation. Mr. Dionisio joined Frederic R. Harris, Inc., predecessor company to DMJM+Harris, in 1971, where he served in a number of capacities, including Chief Executive Officer from October 1999 to October 2003, President from July 1996 to October 1999, Executive Vice President in charge of U.S. operations from 1993 to 1996 and Manager of the New York Operations and Northern Region Manager from 1992 to 1993. Mr. Dionisio is also a director of Corinthian Colleges, Inc.

Mr. Dionisio brings a deep understanding of the Company's business, industry, operations and strategic planning to our Board of Directors from his nearly 40 years of experience with the Company and from his role as President and Chief Executive Officer. Having Mr. Dionisio serve on our Board of Directors also provides an open channel of communication between our Board of Directors and senior management.

Robert J. Lowe, 73, was named to our Board of Directors in February 1993. Mr. Lowe is Chairman and Chief Executive Officer of Lowe Enterprises, Inc., a real estate company active in property investment, management and development, and its affiliated companies. He was the principal founding shareholder in 1972 of the corporation that became Lowe Enterprises, Inc. Mr. Lowe also serves on the Board of Claremont McKenna College and on the boards of various charitable organizations and government commissions and committees.

Mr. Lowe's executive and investment career brings in-depth knowledge of business operations, strategy and technology to our Board of Directors with particular expertise in development and construction for the facilities market, one of the Company's principal end markets.

William P. Rutledge, 71, was named to our Board of Directors in November 1998. Mr. Rutledge currently serves as Chief Executive Officer of Aquanano, LLC, a company specializing in the commercialization of water purification technology. Mr. Rutledge was Chairman of CPI International, Inc., formerly Communications and Power Industries, a communications company, from 1999 to 2004. Previously, he was President and Chief Executive Officer of Allegheny Teledyne, Inc., a diversified manufacturing company, from August 1996 until his retirement in 1997. Mr. Rutledge also serves on the Board of Directors of Sempra Energy Corporation and the board of trustees of St. John's Health Center Foundation, John Wayne Cancer Institute and the National World War II Museum.

Mr. Rutledge brings strong leadership, knowledge and experience of strategic and financial matters to our Board of Directors from his tenure at Allegheny Teledyne, Inc., and his service as Chief Executive Officer of Aquanano, LLC. He also brings to our Board of Directors important knowledge of public company governance through his service on multiple public company boards.

Daniel R. Tishman, 57, was named to our Board of Directors and as Vice Chairman of the Company in July 2010 in connection with our acquisition of Tishman Construction Corporation. He has also served as Chairman of the Board of Directors and Chief Executive Officer of Tishman Construction, a leading construction management firm, since 2000. He is also Vice Chairman and a member of the Board of Tishman Hotel & Realty LP. Mr. Tishman serves on the boards of the Real Estate Board of New York, the Natural Resources Defense Council, the Albert Einstein College of Medicine, National September 11 Memorial & Museum and UJA-Federation of NY. He also serves as an adviser to several government organizations.

Mr. Tishman provides strong knowledge, management and operational experience in the construction management industry, and in particular large scale development projects such as the rebuilding of the World Trade Center site in New York City to our Board of Directors.

Francis S. Y. Bong, 70, was named to our Board of Directors in May 2000 after our merger with Maunsell Consultants Asia Holding Ltd. He served as Chairman for our operations in Asia from 2000 to 2009. Prior to our merger with Maunsell, Mr. Bong was Chairman and Chief Executive of Maunsell from 1997 to 2000 and served as Managing Director of the same firm from 1987 to 1996. Mr. Bong started with Maunsell in 1975. Mr. Bong also serves on the Board of Directors of Cosmopolitan International Holdings Ltd. and China Merchants Holdings (International) Company Ltd. as a non-executive director.

Mr. Bong brings to our Board of Directors significant experience in our industry and our businesses particularly throughout Hong Kong and Southeast Asia as a result of his over 20-year career at Maunsell and nine years of service as Chairman of our operations in Asia.

S. Malcolm Gillis, 72, was named to our Board of Directors in January 1998. From July 2004 to present, Dr. Gillis has been a Professor of Economics at Rice University. Dr. Gillis served as President of Rice University from July 1993 to June 2004. Before assuming the presidency of Rice, Dr. Gillis was a professor at Duke University from 1984 to 1993, where he served as Dean of the Faculty of Arts and Sciences from 1991 to 1993. He was at Harvard University from 1969 to 1984, where he did extensive teaching and consulting in the area of international economics, with particular emphasis on Latin America and Asia, working with heads of state on economic policy issues. Dr. Gillis was a director of the Federal Reserve Bank of Dallas from 1998 to 2004. Dr. Gillis is a member of the Board of Directors of Halliburton Company and Service Corporation International. Dr. Gillis also serves on the boards of various educational and charitable organizations and government commissions and committees.

Dr. Gillis brings to our Board of Directors significant economic, financial, and business knowledge and experience gained from his consulting and professorships of international economics at Rice University, Duke University and Harvard University. His knowledge and expertise in economic policy issues affecting Latin America and Asia is particularly valuable to our Board as both Latin America and Asia are targeted growth areas for the Company. Dr. Gillis also provides the Board with important insight regarding public company governance from his service on two other public company Boards.

David W. Joos, 59, was named to our Board of Directors in March 2012. Mr. Joos currently serves as Chairman of the Board of CMS Energy Corporation, a New York Stock Exchange-listed public electric and natural gas utility. Previously, he served from 2004 to 2010 as President and Chief Executive Officer of CMS Energy and as Chief Executive Officer of its principal subsidiary, Consumers Energy Company; from 2001 to 2004 as President and Chief Operating Officer of CMS Energy and Consumers Energy; from 2000 to 2001 as Executive Vice President and Chief Operating Officer – electric of CMS Energy; and from 1997 to 2000 as President and Chief Executive Officer of Consumers Energy. He is a director of Steelcase, Inc., a global provider of workplace products, furnishings and services, where he chairs the Compensation Committee and serves on the Audit and Executive Committees and has been a director of CMS Energy and of Consumers Energy since 2001.

Mr. Joos brings to our Board of Directors his extensive knowledge and practical experience in engineering, operations and maintenance of power plants and utility systems. Through his management of a regulated utility, he has developed a solid foundation in governmental affairs, corporate governance, human resources and environmental expertise which benefit the Board. He has worked extensively in the nuclear power industry.

Robert J. Routs, 66, was named to our Board of Directors in December 2010. From 2004 until his retirement in 2008, Dr. Routs served as executive director, U.S. downstream operations, of Royal Dutch Shell plc, part of a global group of energy and petrochemical companies, and as Chairman, Shell Canada. Prior to that time, he served as group managing director for oil products and refining from 2003 to 2004, President and Chief Executive, Shell Oil Products U.S. from 2002 to 2003 and President and Chief Executive, Equilon Enterprises LLC, a Shell-Texaco joint venture, from 2000 to 2002. Dr. Routs began his career at Royal Dutch Shell in 1971, serving in regional manufacturing and global general manager positions throughout his tenure. He also serves on the Board of Directors of AEGON N.V., AP Moller Maersk, ATCO Ltd., Royal DSM N.V. and Royal KPN.

Dr. Routs was appointed to our Board for his global energy sector leadership as well as his operating and board experience. These qualifications provide our Board of Directors with valuable international business experience and knowledge, which is particularly relevant in light of the global scope of the Company's operations.

James H. Fordyce, 53, was named to our Board of Directors in February 2006. Mr. Fordyce is a Managing Director of J.H. Whitney Capital Partners, LLC, a private investment firm. Mr. Fordyce has been with J.H. Whitney since July 1996. He also serves on the boards of several private companies.

Mr. Fordyce brings to our Board of Directors significant financial and investment experience as a result of his position at J.H. Whitney Capital Partners, LLC, where he has overseen significant debt and equity investments for the firm. In addition, Mr. Fordyce brings experience from his current and prior service on private and public company boards.

Linda Griego, 65, was named to our Board of Directors in May 2005. Ms. Griego has served as President and Chief Executive Officer of Griego Enterprises, Inc., a business management company, since 1985. She was the founder and Managing General Partner of Engine Co. No. 28, a restaurant in downtown Los Angeles, from 1988 until 2010. She also served as Interim President and Chief Executive Officer of the Los Angeles Community Development Bank and was Deputy Mayor of Los Angeles. She is currently a Director of CBS Corporation and American Balanced Fund, the Income Fund of America and International Growth and Income Fund, which are managed by the Capital Group. Ms. Griego is a Chair of the Martin Luther King Hospital Foundation and serves as a trustee of the David and Lucile Packard Foundation. She previously chaired the Board of Southwest Water Company and also served as a Los Angeles Branch Director of the Federal Reserve Bank of San Francisco.

Ms. Griego brings executive management experience and expertise in government relations and public policy through her government appointments and service on not-for-profit boards. Her service on the boards of a number of large companies, including as the independent Chair of Southwest Water Company, provides our Board of Directors with insight regarding corporate governance matters, which is a key area of focus in today's corporate environment.

Richard G. Newman, 78, has been a member of our Board of Directors since May 1990 and has been our Chairman, Emeritus, of the Board of Directors since October 2011. Mr. Newman served as Chairman of our Board of Directors from 2005 until September 2011. In March 2010, he transitioned from his role as an executive officer of the Company to a consultant to the Company. Mr. Newman previously was our Chairman and Chief Executive Officer from 2000 to 2005, Chairman, President and Chief Executive Officer from 1991 to 2000 and President from 1990 until 1991. He served as a director of our predecessor, Ashland Technology Corporation, from February 1989 until it became AECOM in April 1990. Mr. Newman was also President of Ashland Technology from December 1988 until May 1990. Previously, he was President and Chief Operating Officer of Daniel, Mann, Johnson & Mendenhall ("DMJM") from October 1985 to December 1988 and a Corporate Vice President and Vice President of DMJM from 1977 to 1985. Mr. Newman is a director of the Capital Private Client Services Funds. He also was a director of Southwest Water Company, Sempra Energy Company and mutual fund clusters affiliated with Capital Research and Management Company until 2010. Mr. Newman also serves on the boards of various charitable organizations.

Mr. Newman brings a deep understanding of the Company's business, industry and operations to our Board of Directors from his over 30-year career at the Company and in the engineering and construction industry. In addition, as the longest-tenured continuing member of our Board of Directors, he serves as a valuable resource of institutional knowledge. Mr. Newman's executive experience is also a valuable resource for our Board of Directors in its dealings with senior management.

William G. Ouchi, 69, joined our Board of Directors in May 2003. Dr. Ouchi is the Sanford and Betty Sigoloff Distinguished Professor in Corporate Renewal at the Anderson School of Management at the University of California, Los Angeles. He has been on the faculty of UCLA since 1979. Dr. Ouchi is a director of Sempra Energy Company and the Conrad N. Hilton Foundation. Dr. Ouchi has also been Vice Dean for Executive Education at UCLA and Chief of Staff for the Mayor of Los Angeles. Dr. Ouchi also serves on the boards of various charitable organizations.

Dr. Ouchi brings to our Board of Directors significant experience gained as a consultant and professor at the Anderson School of Management at UCLA, including the areas of corporate governance and organizational performance. He also has extensive leadership experience and an understanding of corporate governance from his membership on other public company boards and charitable organizations and as a former chief of staff for the Mayor of Los Angeles.

Vote Required and Recommendation of the Board of Directors

The vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the 2013 Annual Meeting is required to elect the nominees to the Board of Directors. This means that the four individuals nominated for election to the Board of Directors who receive the most "FOR" votes (among votes properly cast in person or by proxy) will be elected. Abstentions and broker non-votes are not counted for purposes of election of directors.

The Board of Directors recommends that you vote FOR the election of Messrs. Dionisio, Lowe, Rutledge and Tishman to the Board of Directors.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has retained Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2013. A representative of Ernst & Young LLP is expected to be present at the 2013 Annual Meeting and will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

Reasons for the Proposal

Selection of our independent registered public accounting firm is not required to be submitted for stockholder approval, but the Audit Committee of our Board of Directors is seeking ratification of its selection of Ernst & Young LLP from our stockholders as a matter of good corporate practice. If stockholders do not ratify this selection, the Audit Committee of our Board of Directors will reconsider its selection of Ernst & Young LLP, and will, in its sole discretion, either continue to retain this firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the Company's best interests and the best interests of our stockholders.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2013 Annual Meeting is required to ratify the selection of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending September 30, 2013. Abstentions will be counted as a vote against the proposal.

The Board of Directors recommends that you vote FOR the ratification of Ernst & Young LLP.

 PROPOSAL 3
ADVISORY RESOLUTION ON
EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), we are asking stockholders to approve an advisory resolution on the Company's executive compensation as reported in this Proxy Statement. Taking into consideration the voting results from the Company's 2011 Annual Meeting of Stockholders concerning the frequency of the stockholder advisory vote on executive compensation, the Company's Board of Directors has determined the Company shall hold an annual advisory vote on executive compensation until the next advisory vote on the frequency of such votes.

At AECOM, executive compensation is directly linked to short- and long-term financial performance metrics. It is also designed to increase value for stockholders through balanced capital allocation priorities, which support improved returns over time.

Since its initial public offering in 2007, AECOM has achieved notable success as a direct result of having talented employees, a strong leadership team and committed stockholders; as well as by delivering improved profitability and cash flow. In fiscal year 2012, the Company effectively navigated a challenging global macro-economic environment. AECOM's balanced growth strategy further expanded the Company's capabilities and diversified the business into high potential areas — such as emerging and natural resources-rich markets — positioning AECOM well for the future.

Through a combination of operational and financial initiatives, AECOM has a balanced approach to capital allocation with the goal of optimizing long-term returns. The Company is committed long term to achieving an improved mix of growth, profitability and liquidity. In the field, AECOM is strategically focused on strengthening key, fast-growing markets, improving project delivery, enhancing the client experience, as well as leveraging the Company's global end-to-end service platform. Financially, AECOM is committed to improved returns over time driven by profitable growth and enhanced cash conversion, which provide additional opportunities for deploying capital in value enhancing ways.

We urge stockholders to read the "Compensation Discussion and Analysis" below beginning on page 21 of this Proxy Statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative which provide detailed information on the compensation of our Named Executive Officers. The Compensation/Organization Committee and the Board of Directors believe that the policies, procedures and programs articulated in the "Compensation Discussion and Analysis" are effective in achieving our goals and that the compensation of our Named Executive Officers reported in this Proxy Statement has supported and contributed to the Company's success.

We are asking stockholders to approve the following advisory resolution at the 2013 Annual Meeting:

  RESOLVED, that the stockholders of AECOM Technology Corporation (the "Company") approve, on an advisory basis, the compensation of the Company's Named Executive Officers set forth in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company's 2013 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation/Organization Committee will carefully review and consider the voting results when evaluating our executive compensation program.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2013 Annual Meeting is required to approve the advisory resolution on the Company's executive compensation. Abstentions will be counted as a vote against the resolution, whereas broker non-votes will have no effect on the vote.

The Board of Directors recommends that you vote FOR the advisory resolution on executive compensation.

CORPORATE GOVERNANCE

Board Meetings

During our fiscal year ended September 30, 2012, our Board of Directors met six times, the Audit Committee met five times, the Compensation/Organization Committee met four times, the Nominating, Governance and Risk Committee met two times, and the Planning, Finance and Investment Committee met four times. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which he or she served during fiscal year 2012.

Director Independence

Eight of the 12 members of our Board of Directors are independent directors as defined in accordance with the listing standards of the New York Stock Exchange. These standards provide that a director is independent only if our Board of Directors affirmatively determines that the director has no direct or indirect material relationship with the Company. They also specify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.

Applying these standards, our Board of Directors, upon the recommendation of our Nominating, Governance and Risk Committee, annually reviews the independence of our directors. In its most recent review, our Board of Directors considered, among other things, the absence of any employment relationships between the Company and our directors and their families; the absence of any of the other specific relationships that would preclude a determination of independence under New York Stock Exchange independence rules; the absence of any affiliation of the Company's directors and their families with the Company's independent registered public accounting firm, compensation consultants, legal counsel and other consultants and advisors; the absence of any transactions with directors and members of their families that would require disclosure in this Proxy Statement under U.S. Securities and Exchange Commission rules regarding related person transactions; the insubstantial amount of goods and services that we purchase in the ordinary course of business from companies, and the modest amount of our discretionary contributions to non-profit organizations of which some of our directors or members of their families are associated.

Our Board of Directors has determined that the following members are independent as determined in reference to the standards of the New York Stock Exchange: Messrs. Fordyce, Gillis, Joos, Lowe, Ouchi, Routs and Rutledge and Ms. Griego.

Board Leadership Structure

The Board has been, and continues to be, a strong proponent of Board independence. As a result, the Company's corporate governance structures and practices provide for a strong, independent Board and include several independent oversight mechanisms, including a lead independent director, only independent directors serving as committee chairpersons and the directors' and committees' ability to engage independent consultants and advisors.

The independent directors annually appoint a lead independent director. William G. Ouchi served as the lead independent director for fiscal year 2012 and is continuing to serve in that role for fiscal year 2013.

The position and role of the lead independent director is intended to expand lines of communication between the Board and members of management. It is not intended to reduce the free and open access and communications that each independent board member has with other board members and members of management. The lead independent director has the following duties:

  •
  To organize, convene and preside over executive sessions of the non-employee and independent directors and promptly communicate approved messages and directives to the Chairman of the Board and Chief Executive Officer.

  •
  To preside at all meetings of the Board of Directors at which the Chairman of the Board is not available.

  •
  To collect and communicate to the Chairman of the Board and Chief Executive Officer the views and recommendations of the independent directors, relating to his or her performance.

  •
  To perform such other duties and responsibilities as may be assigned from time-to-time by the independent directors.

To complement this structure, the Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board and Chief Executive Officer in the best interests of the Company. The Board believes that the decision as to who should serve in those roles, and whether the offices should be combined or separate, should be assessed periodically by the Board, and that the Board should not be constrained by a rigid policy mandate when making these determinations. Additionally, the Board believes that it needs to retain the ability to balance the independent Board structure with the flexibility to appoint as Chairman of the Board someone with hands-on knowledge of and experience in the operations of the Company.

Currently, the positions of Chairman of the Board and Chief Executive Officer are held by one person. We believe this structure is optimal for the Company at this time because it demonstrates for our employees, customers and other stakeholders that the Company is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. Having a single leader for both the Company and the Board eliminates the potential for confusion or duplication of efforts, and provides clear leadership for our Company.

The Board of Directors believes this governance structure and these practices enables strong and independent directors to effectively oversee the Company's management and key issues related to long-range business plans, long-range strategic issues, risks and integrity.

Executive Sessions

Executive sessions of non-employee directors are included on the agenda for every regularly scheduled Board of Directors meeting and, during fiscal year 2012, executive sessions were held at each regularly scheduled Board of Directors meeting. The executive sessions are chaired by the lead independent director, which is William G. Ouchi.

Board's Role in Risk Oversight

The Board plays an active role, both as a whole and also at the committee level, in overseeing management of the Company's risks. Management is responsible for the Company's day-to-day risk management activities. The Company relies on a comprehensive risk management process to aggregate, monitor, measure and manage risks. The risk management process is designed to enable the Board of Directors to establish a mutual understanding with management of the effectiveness of the Company's risk management practices and capabilities, to review the Company's risk exposure and to elevate certain key risks for discussion at the Board level. The Company's risk management process is overseen by its Chief Risk Officer, who is a member of the Company's senior management. The full Board receives regular updates on the Company's risk management process.

The Nominating, Governance and Risk Committee oversees the Company's overall policies regarding risk assessment and risk management. However, the Nominating, Governance and Risk Committee consults with the Audit Committee in reviewing guidelines and policies with respect to risk assessment and risk management and with the Planning, Finance and Investments Committee in reviewing strategies with respect to foreign exchange risk. The Compensation/Organization Committee oversees risks relating to the Company's compensation policies and practices, as described below. The full Board monitors risk through regular reports from each of the Committee chairs and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. We believe the division of risk management responsibilities described above provides an effective framework for evaluating and addressing the risks facing the Company, and that our Board leadership structure supports this approach because it allows our independent directors, through the independent committee chairpersons, to exercise effective oversight of the actions of management.

Risk Assessment of Compensation Policies and Practices

In fiscal year 2012, the Compensation/Organization Committee's independent consultant, Exequity, conducted a risk assessment of the Company's compensation policies and practices as they apply to all employees, including all executive officers. The consultant reviewed the design features and performance metrics of our cash and stock-based incentive programs along with the approval mechanisms associated with each to determine whether any of these policies and practices could create risks that are reasonably likely to have a material adverse effect on the Company.

As part of the review, several factors were noted that reduce the likelihood of excessive risk-taking:

  •
  Our compensation mix is balanced among fixed components such as salary and benefits, annual incentive payments and long-term incentives, including Performance Earnings Program awards and Restricted Stock Units granted under our 2006 Stock Incentive Plan, which typically vest or are earned over three years.

  •
  Performance Earnings Program awards, which make up 60% of long-term incentives for our executives, balance both growth and profitability and are earned if thresholds are met in both growth in earnings before interest, taxes and amortization ("EBITA") and return on investment over three years.

  •
  The Compensation/Organization Committee has ultimate authority to determine, and reduce if appropriate, compensation provided to our executive officers, including each of the Named Executive Officers.

  •
  The Compensation/Organization Committee, under its charter, has the authority to retain any advisor it deems necessary to fulfill its obligations and has engaged Exequity LLP as its independent consultant. Exequity performs services for the Compensation/Organization Committee as described in the Compensation Discussion and Analysis section of this Proxy Statement.

  •
  Our annual incentive programs for employees are funded in aggregate based on the results of certain financial metrics. Individual payouts are based on a combination of financial metrics as well as qualitative factors.

  •
  Our long-term incentive and stock-based awards, including Performance Earnings Program awards and Restricted Stock Units granted under our 2006 Stock Incentive Plan, are all approved by either the Compensation/Organization Committee for our executive officers and by or our CEO for non-executive officers under our delegations of authority.

  •
  Our Named Executive Officers are subject to stock ownership guidelines and our insider trading policy.

Based on this assessment, the Company concluded that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Committees of the Board of Directors

The Board of Directors of the Company has four standing committees: an Audit Committee, a Compensation/Organization Committee, a Nominating, Governance and Risk Committee and a Planning, Finance and Investment Committee. In accordance with New York Stock Exchange regulations, each member of the Audit

Committee, the Compensation/Organization Committee and the Nominating, Governance and Risk Committee of the Board of Directors has been determined by our Board of Directors to be "independent." The committees operate under written charters that are available for viewing on the "Corporate Governance" area of the "Investors" section of our Web site at www.aecom.com.

The members of each of the Company's standing committees are as follows:

Audit Committee
William P. Rutledge, Chair
S. Malcolm Gillis
Linda Griego
David W. Joos
Robert J. Routs

Compensation/Organization Committee
James H. Fordyce, Chair
S. Malcolm Gillis
Linda Griego
William G. Ouchi
William P. Rutledge

Nominating, Governance and Risk Committee
William G. Ouchi, Chair
S. Malcolm Gillis
Linda Griego
David W. Joos
Robert J. Lowe
Robert J. Routs

Planning, Finance and Investment Committee
Robert J. Lowe, Chair
Francis S.Y. Bong
James H. Fordyce
Richard G. Newman
Robert J. Routs
Daniel R. Tishman

Audit Committee.    The Audit Committee, which is composed solely of independent directors as defined under Rule 10A-3(b)(1) of the rules of the Securities and Exchange Commission and the regulations of the New York Stock Exchange, makes recommendations to our Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit of our financial statements and other services provided by our independent auditors, reviews and approves audit fees and all non-audit services and reviews and evaluates our audit and control functions. Our Audit Committee held five meetings during fiscal year 2012. Our Board of Directors has determined that Mr. Rutledge, Chairperson of the Audit Committee, and Dr. Routs each qualifies as an "audit committee financial expert" as defined by the rules under the Securities Exchange Act of 1934. The "Report of the Audit Committee" is included below in this Proxy Statement.

Compensation/Organization Committee.    The Compensation/Organization Committee, composed solely of independent directors, as defined under the regulations of the New York Stock Exchange, non-employee directors, as defined under Rule 16b-3 of the Exchange Act, and outside directors for purposes of Section 162(m) under the Internal Revenue Code, oversees our compensation plans. Such oversight includes decisions regarding executive management salaries, incentive compensation and long-term compensation plans as well as Company-wide equity plans for our employees. This committee also reviews the Board of Directors' compensation plan for service on the Board of Directors and its committees, utilizing independent consultants, and oversees management succession planning. For further information regarding the Compensation/Organization Committee's processes and procedures for determining executive and non-employee director compensation, see the Compensation Discussion and Analysis section of this Proxy Statement. Our

Compensation/Organization Committee held four meetings during fiscal year 2012. The "Report of the Compensation/Organization Committee of the Board of Directors" is included below in this Proxy Statement.

Nominating, Governance and Risk Committee.    The Nominating, Governance and Risk Committee is composed solely of independent directors, as defined under the regulations of the New York Stock Exchange, and is responsible for recruiting and retaining qualified persons to serve on our Board of Directors, including recommending such individuals to the Board of Directors for nomination for election as directors; for evaluating director independence; for oversight of our ethics and compliance activities; and for overseeing, in consultation with the Audit Committee, the Company's overall policies regarding risk assessment and risk management. The Nominating, Governance and Risk Committee also considers written suggestions from stockholders, including potential nominees for election, and oversees the corporation's governance programs. This committee also conducts performance evaluations for the class of directors being elected at each annual meeting of stockholders. Our Nominating, Governance and Risk Committee held two meetings during fiscal year 2012.

Planning, Finance and Investment Committee.    The Planning, Finance and Investment Committee reviews our corporate finance programs, proposed investments and acquisitions, our strategic plans and other strategic initiatives. Our Planning, Finance and Investment Committee held four meetings during fiscal year 2012.

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines that set forth several important principles regarding our Board of Directors and its committees, including Board of Director membership criteria as well as other matters. Our corporate governance guidelines are available for viewing on the "Corporate Governance" area of the "Investors" section of our Web site at www.aecom.com.

Codes of Conduct and Ethics

We have adopted a Code of Conduct that describes the professional, legal, ethical, financial and social responsibilities of all of our directors, officers and employees. We require all of our directors, officers and employees to read and acknowledge the Code of Conduct, and we provide regular compliance training to all our directors, officers and employees. Our directors, officers and employees are also encouraged to report suspected violations of the Code of Conduct through various means, including a toll-free hotline, and they may do so anonymously. We also obtain year-end certifications from management personnel confirming compliance with the Code of Conduct. If we make substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver, to our principal executive, financial or accounting officer, or persons performing similar functions or any director, we will disclose the nature of such amendment or waiver in a press release, on our Web site and/or in a report on Form 8-K in accordance with applicable rules and regulations. In addition, we have a separate Code of Ethics for Senior Financial Officers that imposes specific standards of conduct on employees with financial reporting responsibilities. We also have a Global Ethical Business Conduct Policy that provides specific guidance to ensure that lawful and ethical business practices are followed while conducting international business activities. Our Code of Conduct, Code of Ethics for Senior Financial Officers and Global Ethical Business Conduct Policy are available for viewing on the "Corporate Governance" area of the "Investors" section of our Web site at www.aecom.com and in print to any stockholder that requests it. Any such request should be addressed to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary.

Communications with the Board of Directors

Our stockholders or other interested parties may communicate with our Board of Directors, a committee of our Board of Directors or a director by sending a letter addressed to the Board of Directors, a committee or a director to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary. All communications will be compiled by our Corporate Secretary and forwarded to the Board of Directors, the committee or the director, as appropriate.

Director Nominations

The Nominating, Governance and Risk Committee of our Board of Directors is charged with identifying, reviewing and recommending to the Board of Directors qualified individuals to become directors and regularly assessing the size and composition of the Board of Directors and recommending any changes to the Board of Directors.

It is our belief that members of the Board of Directors should have the highest professional and personal ethics and values. The Board's Nominating, Governance and Risk Committee periodically reviews the appropriate skills and characteristics required of members of the Board of Directors in the context of the current composition of the Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. We believe that, as a whole, the Board of Directors should include individuals that are committed to enhancing stockholder value with sufficient time to effectively carry out their duties. While all directors should possess business acumen, the Board of Directors endeavors to include an array of targeted skills and experience in its overall composition. Criteria that the Nominating, Governance and Risk Committee looks for in director candidates include business experience and skills, judgment, independence, integrity, an understanding of such areas as finance, marketing, regulation, end markets and public policy, and the absence of potential conflicts with the Company's interests. While the Nominating, Governance and Risk Committee does not have a formal policy with respect to diversity, the Nominating, Governance and Risk Committee believes that it is essential that Board members represent diverse viewpoints and backgrounds.

Our Nominating, Governance and Risk Committee will consider stockholder nominations for directors. The Nominating, Governance and Risk Committee evaluates any such nominees that are properly submitted using the same criteria it otherwise employs, as described above. Any recommendation submitted by a stockholder must include the same information concerning the potential candidate as is required when a stockholder wishes to nominate a candidate directly. In addition, any such recommendation must be received in the same time frame as is required by our Bylaws when a stockholder wishes to nominate a candidate directly. To be timely, the notice must be received not less than 90 nor more than 120 days prior to the date of the first anniversary of the preceding year's annual meeting of stockholders. However, in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 30 days after such anniversary date, notice by the stockholder to be timely must be received no more than 120 days prior to the date of the annual meeting and not less than the later of the close of business (a) 90 days prior to the date of the annual meeting and (b) the tenth day following the day on which the notice of stockholder meeting was mailed or public disclosure of such meeting was made by the Company. To be in proper form, the notice must, as to each person whom the stockholder proposes to nominate for election or re-election as a director, set forth all information concerning such person as would be required in a Proxy Statement soliciting proxies for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (including such person's signed written consent to being named in the Proxy Statement as a nominee and to serve as a director of the Company, if elected) and a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years between or among such stockholder and beneficial owner, if any, on whose behalf the nomination is being made, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand. In addition, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made, the notice must also state the name and address, as they appear on the Company's books, of such stockholder and such beneficial owner, the class and number of shares of the Company that are owned of record and beneficially by such stockholder and such beneficial owner, a description of any agreement, arrangement or understanding with respect to the nomination between such stockholder or beneficial owner and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner) of the Exchange Act, and a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder's notice by, or on behalf of, such stockholder or beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Company's capital stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Company. Stockholders who wish to nominate candidates for director must do so pursuant to these procedures.

Director Attendance at Annual Meetings

AECOM's policy is for directors to attend our annual meetings of stockholders, unless there are extenuating circumstances. All of the members of our Board of Directors attended the 2012 Annual Meeting of Stockholders.

Director Compensation

Information regarding the compensation of our non-employee directors is discussed below in "Compensation of Executive Officers and Other Information—Directors Compensation for Fiscal Year 2012."

Director Retirement Policy

Our Board of Directors has adopted a director retirement policy which provides that, unless otherwise recommended by the Nominating, Governance and Risk Committee and approved by the Board of Directors, directors are expected to retire from the Board of Directors at the end of the term of service during which they turn 72 years of age. The Nominating, Governance and Risk Committee recommended and the Board of Directors approved the inclusion of Robert J. Lowe as a director candidate for re-election at the 2013 Annual Meeting.

Related Party Transaction Policy

We have adopted a related party transaction policy, which covers transactions involving in excess of $120,000 between us and our directors, executive officers, 5% or greater stockholders and parties related to the foregoing, such as immediate family members and entities they control. The policy requires that any such transaction be considered and approved by our Audit Committee prior to entry into such transaction. In reviewing such transactions, the policy requires the Audit Committee to consider all of the relevant facts and circumstances available to the Audit Committee, including (if applicable) but not limited to the benefits to the Company, the availability of other sources for comparable products or services, the terms of the transaction and the terms available to unrelated third parties or to employees generally.

Under the policy, if we should discover related party transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction.

Certain Relationships and Related Transactions

Mr. Daniel Tishman, Vice Chairman of the Company and a member of our Board of Directors, owns a substantial equity interest in, and has certain management rights with respect to, Tishman Hotel & Realty, LP, a Delaware limited partnership ("THR"), which is party to a certain Shared Services Agreement ("SSA"), dated July 14, 2010, between our wholly owned subsidiary, Tishman Construction Corporation ("TCC") and THR. Pursuant to the SSA, which was entered into in connection with our acquisition of TCC in July 2010, TCC provides THR and certain affiliates certain services, such as information technology support, in exchange for fees based on an annual budget. The initial term of the SSA expires on July 14, 2015. In our fiscal year ended September 30, 2012, TCC received approximately $585,000 in fees from THR pursuant to the SSA. THR and TCC are also parties to a certain Occupancy Agreement, dated July 14, 2010 (the "Occupancy Agreement"), pursuant to which THR pays to TCC a portion of the rent payable by TCC for its office space in a building located in New York, New York, in exchange for the right to use and occupy a portion of such space. THR may terminate the Occupancy Agreement at any time on

30 days notice to TCC. In our fiscal year ended September 30, 2012, TCC received approximately $1,140,000 in rent from THR pursuant to the Occupancy Agreement.

Stock Ownership Guidelines for Non-Employee Directors

Non-employee directors are subject to stock ownership guidelines, which are intended to align their interests with those of our stockholders. Under the guidelines, our non-employee directors must maintain ownership of AECOM stock at the lesser of a multiple of five times the annual retainer or a minimum number of shares. The minimum number of shares guideline is updated annually based on the current retainer ($80,000) and the 12-month trailing average AECOM stock price. Shares owned directly or indirectly, deferred stock units, 60% of the value of vested but unexercised stock options and 60% of unvested Restricted Stock Units are counted toward the guidelines. Non-employee directors have five years after becoming a director to comply with the guidelines and the compliance requirements will first become effective in fiscal year 2014. The following table outlines the ownership of our independent non-employee directors as of September 30, 2012.

Non-Employee Director	Retainer Multiple
Francis S. Y. Bong	202.5
James H. Fordyce	28.8
S. Malcolm Gillis	10.6
Linda Griego	2.1
David W. Joos	2.0
Robert J. Lowe	27.2
Richard G. Newman	233.3
William G. Ouchi	16.7
Robert J. Routs	1.8
William P. Rutledge	7.4

All of our non-employee directors exceeded the stock ownership guidelines, with the exception of Messrs. Joos and Routs and Ms. Griego for whom, as noted above, compliance with the guidelines is not required until the later of fiscal year 2014 or five years after becoming a director.

Please see the Compensation Discussion and Analysis section for a discussion of the executive stock ownership guidelines applicable to our Named Executive Officers.

EXECUTIVE OFFICERS

AECOM Technology Corporation's executive officers are as follows:

Name	Age*	Position(s) Held
John M. Dionisio	64	Chairman and Chief Executive Officer
Daniel R. Tishman	57	Director, Vice Chairman
Michael S. Burke	49	President
Jane A. Chmielinski	59	Chief Operating Officer
Stephen M. Kadenacy	44	Executive Vice President, Chief Financial Officer
Anthony C.K. Shum	57	President, APAC (Asia – Pacific)
Frederick W. Werner	59	President, EMEA (Europe – Middle East – Africa)

*
As of January 24, 2013

The following section sets forth certain background information regarding those persons currently serving as executive officers of AECOM Technology Corporation:

John M. Dionisio was appointed Chairman of the Board in October 2011 and has served as Chief Executive Officer since October 2005. Mr. Dionisio previously served as President from October 2005 to September 2011, and was elected to our Board of Directors in December 2005. From October 2003 to October 2005, Mr. Dionisio served as our Executive Vice President and Chief Operating Officer. From October 2000 to October 2003, Mr. Dionisio served as President and Chief Executive Officer of our legacy subsidiary DMJM+Harris operation. Mr. Dionisio joined Frederic R. Harris, Inc., predecessor company to DMJM+Harris, in 1971, where he served in a number of capacities, including Chief Executive Officer from October 1999 to October 2003, President from July 1996 to October 1999, Executive Vice President in charge of U.S. operations from 1993 to 1996 and Manager of the New York Operations and Northern Region Manager from 1992 to 1993. Mr. Dionisio is also a director of Corinthian Colleges, Inc.

Daniel R. Tishman was named to our Board of Directors and as Vice Chairman of the Company in July 2010 in connection with our acquisition of Tishman Construction Corporation. Previously, he served as Chairman of the Board of Directors and Chief Executive Officer of Tishman Construction, a leading construction management firm, from 2000 to 2010. He is also Vice Chairman and a member of the Board of Tishman Hotel & Realty LP. Mr. Tishman serves on the boards of the Real Estate Board of New York, the Natural Resources Defense Council, the Albert Einstein College of Medicine, National September 11 Memorial & Museum and UJA-Federation of NY. He also has served as an adviser to several government organizations.

Michael S. Burke was appointed President in October 2011. Mr. Burke previously served as Chief Financial Officer from December 2006 to September 2011 and Executive Vice President from May 2006 to December 2006. He also served as Chief Corporate Officer from May 2006 to January 2009. Mr. Burke joined AECOM as Senior Vice President, Corporate Strategy, in October 2005. From 1990 to 2005, Mr. Burke was with the accounting firm KPMG LLP. He served in various senior leadership positions, most recently as a Western Area Managing Partner from 2002 to 2005 and was a member of KPMG's Board of Directors from 2000 through 2005. While on the KPMG Board of Directors, Mr. Burke served as the Chairman of the Board Process and Governance Committee and a member of the Audit and Finance Committee. Mr. Burke serves on the Board of Directors of Rentech, Inc., and is the Chairman of its Audit Committee. Additionally, Mr. Burke serves on the Board of Directors of Rentech Nitrogen Partners, L.P. Mr. Burke also serves on various charitable and community boards.

Jane A. Chmielinski was appointed Chief Operating Officer in October 2011. Ms. Chmielinski previously served as Executive Vice President, Chief Corporate Officer, from January 2009 to September 2011. She also served as Group Chief Executive for Corporate Development from January 2008 to January 2009, after serving as President and Chief Operating Officer of AECOM's legacy DMJM+Harris operation since October 2005. Prior to that, at DMJM+Harris, she served as Executive Vice President from October 2003 to October 2005 and as

Senior Vice President from October 2002 to October 2003. Ms. Chmielinski began her career with DMJM+Harris in June 1993.

Stephen M. Kadenacy was appointed Executive Vice President, Chief Financial Officer, in October 2011. Mr. Kadenacy previously served as Senior Vice President, Corporate Finance, from May 2008 to September 2011. Prior to joining AECOM, Mr. Kadenacy was with the accounting firm KPMG LLP in San Francisco, California, since 1996. During his tenure with the firm, Mr. Kadenacy held several leadership roles and served as the partner in charge of several businesses.

Anthony C.K. Shum was appointed President, APAC (Asia – Pacific) in October 2012. Mr. Shum previously served as Chairman, Asia, since October 2010 and Chief Executive, Asia, from October 2009 to October 2010. He joined AECOM in 2000 following our company's merger with the Maunsell Group. Prior to our merger with Maunsell, Mr. Shum was Managing Director of Maunsell Consultants Asia Ltd., where he served in various executive roles since 1977.

Frederick W. Werner was appointed President, EMEA (Europe – Middle East – Africa) in October 2012. Mr. Werner previously served as President, Corporate Development, since October 2011 and Executive Vice President, Business Lines, from January 2009 to September 2011. He also served as Group Chief Executive of our U.S. Group from January 2008 to January 2009. He served as Group Chief Executive of our U.S. Infrastructure Group from 2005 to 2008. Prior to that time, Mr. Werner served as President and Chief Operating Officer of AECOM's legacy DMJM+Harris operation from 2003 to 2005. He began his DMJM+Harris career in the Geotechnical Division in 1977, progressing to Vice President and Manager of New Jersey Operations, Senior Vice President and Manager of New York Operations and, finally, to Chief Operating Officer before becoming President.

COMPENSATION OF EXECUTIVE OFFICERS
AND OTHER INFORMATION

COMPENSATION DISCUSSION AND
ANALYSIS (CD&A)

EXECUTIVE SUMMARY

At AECOM, executive compensation is directly linked to short- and long-term financial performance metrics. It is designed to increase value for shareholders through balanced capital allocation priorities which support improved returns over time.

Since our initial public offering (IPO) in 2007, AECOM has achieved notable success as a direct result of having talented employees, a strong leadership team and committed shareholders; as well as by delivering improved profitability and cash flow. In fiscal year 2012, the Company effectively navigated a challenging global macro-economic environment. AECOM's balanced growth strategy further expanded the Company's capabilities and diversified the business into high potential areas — such as emerging and natural resources-rich markets — positioning AECOM well for the future.

Performance

Through a combination of operational and financial initiatives, AECOM has a balanced approach to capital allocation with the goal of optimizing long-term returns. The Company is committed long term to achieving an improved mix of growth, profitability and liquidity. In the field, AECOM is strategically focused on strengthening its presence in key, fast-growing markets, improving project delivery, enhancing the client experience, and leveraging the Company's global end-to-end service platform. Financially, AECOM is committed to improved returns over time driven by profitable growth and enhanced cash conversion, which provide additional opportunities for deploying capital in value enhancing ways.

AECOM has a 23-year track record of increasing profitability and growth. Since the Company's IPO in 2007, it has delivered strong performance across various economic environments, as illustrated by the financial metrics in the graphs below.

Backlog: Non-GAAP measure is defined as future awarded or contracted gross revenue; CAGR: Compound annual growth rate; EBITDA and EBITDA Margin: Non-GAAP measures. EBITDA is defined as earnings before interest expenses, taxes, depreciation and amortization and EBITDA margin is defined as EBITDA divided by revenue, net of other direct costs, which is also a non-GAAP measure that segregates other direct costs from revenue; EBITDA and EBITDA Margin exclude the $336 million goodwill impairment recognized in 2012. Bps: Basis points; Adjusted Earnings Per Share (EPS): Non-GAAP measure is defined as diluted EPS from continuing operations attributable to AECOM, which excludes the net of tax impact of the goodwill impairment of $317.2 million recognized in 2012; Free Cash Flow: Non-GAAP measure is defined as net cash provided by operating activities less payments for capital expenditures.

Pay and Performance Alignment

AECOM's executive compensation programs clearly link pay to performance:

Program Design Over 60% of the Company CEO's target pay is performance based, aligning compensation with results. Short-Term Incentive (STI) Program Long-Term Incentive (LTI) Program For 2012, the Compensation/Organization Committee (the "Committee") incorporated a target performance formula that links financial results and strategic measures of individual key contributions to Company performance. 70% of the program is based on pre-established financial goals that require a high level of performance to be achieved with no payouts below 94% of target performance. Payouts may range from 0% to 200% of target based on actual performance. The remaining 30% is based on individual key performance indicators (KPIs) around the areas of people, growth, innovation and excellence. For 2012, the Committee implemented a new LTI compensation mix composed of: 60% performance units under the Performance Earnings Program for 2012 (PEP2012); and 40% Restricted Stock Units (RSUs). The PEP2012 awards are structured similar to the Performance Earnings Program awards from prior years, with metrics relating to earnings and return on investment. The pre-established goals require a high level of financial performance to be achieved over the three-year period and payouts may range from 0% to 200% of target based on actual performance. Performance Assessment: The Committee takes into account a broad array of factors in establishing the incentive opportunities for each executive, including the financial performance of the Company, an individual's performance against their pre-defined goals, peer company market data and the experience level of the individuals in their current positions.

CEO Pay At-A-Glance

The Committee determined that the appropriate Total Direct Compensation (TDC), composed of base salary, STI and LTI, for John M. Dionisio for 2012 performance was $8.1 million, representing a decrease of 16.5% from last year. The Committee considered AECOM's financial performance during the past year, as well as the organizational and operational actions Mr. Dionisio took to navigate the challenging market environment and better align the Company for future success in setting his compensation at this level. The chart below shows the components of TDC awarded to the CEO for 2012, as compared to the prior year.

CEO Total Direct Compensation ($ mils.)

CEO TDC decreased 16.5% primarily due to a $1.5 million (50%) decline in STI award year-over-year.

CEO PAY-FOR-PERFORMANCE ALIGNMENT

A significant portion of the compensation package for AECOM's CEO is tied to the long-term performance of the stock price and the financial performance of the Company. The realizable value of Mr. Dionisio's equity compensation over the last three fiscal years decreased by 29% (as expressed in the following chart) as a result of AECOM's three-year Total Shareholder Return (TSR) declining 8% over the same period and the $1.4 million in 2011 equity awards that Mr. Dionisio was not paid in December 2012 (refer to box). Three-year TSR represents the annualized rate of return reflecting AECOM's stock price performance over the three year period.

Grant Date and Realizable Equity Values To strengthen the pay-for-performance linkage, Mr. Dionisio agreed in 2012 to a retroactive change to his 2011 LTI awards. Rigorous performance criteria based on cumulative EPS growth were added to $2.4 million in equity grants ($1.4 million in stock options and $1.0 million in RSUs) scheduled to vest in December 2012 and December 2013. Included in the $1.4 million in stock options was $0.5 million that had previously vested in 2011. The reported grant date value in the chart above is the grant date fair value for all equity awards granted in each fiscal year. The realizable value is the value of the equity awards determined by the share price at the end of fiscal year 2012 ($21.16). The Company's performance based equity award (i.e. Performance Earnings Program or PEP awards) granted in 2010 is valued at 85.8% of target, which was the actual earned percentage. PEP awards granted in 2011 and 2012 are valued assuming they are earned at target performance. The Company's EPS growth in 2012 did not meet the performance criteria established for those awards, and as a result Mr. Dionisio did not receive the $1.4 million in stock options and RSUs scheduled to vest in December 2012.

Active Shareholder Engagement

The Committee understands the importance of shareholder feedback in the development of AECOM's executive compensation programs including the annual shareholder advisory vote on executive compensation. We actively seek shareholder input as AECOM periodically evaluates the Company's compensation plans continuously to further strengthen the link between pay and performance with the ultimate goal of creating long-term value for shareholders.

Following the 2012 Annual Meeting of Stockholders, AECOM Investor Relations consulted with shareholders representing over 50% of its institutional ownership to discuss and better understand the reasons for their votes and to obtain their input on the Company's compensation programs. In particular, shareholders expressed support for short and long-term KPIs focused on cash flow metrics. After considering feedback received during these consultations as well as during routine ongoing communications with these shareholders, the Committee implemented new performance metrics for fiscal 2013, which included an expanded and increased weighting toward cash flow KPIs. The following enhancements and actions were implemented by the Committee:

2011/2012 Program Enhancements and Actions 2013 Program Enhancements and Actions STI Plan Design — Implemented "target" and "maximum" guidelines for annual incentive awards to NEOs for 2011 and beyond to further clarify compensation opportunity and how rewards compare to expectations for performance. STI Plan Design — Incorporated performance metrics that directly link compensation to financial results and strategic measures of individual key contributions to Company performance. Pre-established financial goals determined 70% of the funding for the STI program for 2012 and beyond. Individual key performance indicators (KPIs) around the areas of people, growth, innovation and excellence constitute the remaining 30% of the STI Program. LTI Pay Mix — Changed the LTI mix for 2012 and beyond to increase the proportion of awards that are explicitly linked to long-term financial objectives. In 2012, equity awards for the NEOs consisted of 60% PEP performance units and 40% RSU awards. STI Plan Design — Changed the financial metrics the NEOs will be measured against in 2013 to 35% Earnings Per Share and 35% Operating Cash Flow Per Share (from 50% EPS, 10% Free Cash Flow and 10% EBITA in 2012). LTI Plan Design — Changed the financial metrics in the performance-based equity awards that will be granted in 2013 to 50% Earnings Per Share and 50% Free Cash Flow Per Share (from 50% EBITA and 50% Return on Investment in 2012). These metrics vary from certain NEOs with operational responsibility. Clawback Policy — Implemented a clawback policy for incentive-based compensation.

Compensation Practices

The table below outlines the Company's pay-for-performance philosophy and strong governance practices employed with the intention of best serving shareholders over the long term:

AECOM's Executive Compensation Practices Executive Compensation Practices AECOM Does Not Employ AECOM links executive pay-for-performance to shareholder interests, using Company earnings, Earnings Per Share and Cash Flow as incentive plan KPIs. AECOM implemented a clawback policy for all incentive-based compensation. AECOM communicates with institutional shareholders throughout the year about executive compensation programs. AECOM's Change in Control Severance Policy provides severance benefits, including accelerated vesting of any equity awards, only if there is a change in control and an eligible termination of employment ("double trigger" for both cash and equity). AECOM's NEOs are subject to ownership guidelines that require them to maintain a significant equity stake in the Company. The CEO ownership guideline is six times base salary. The Committee utilizes the services of an independent compensation consultant who does not provide any other services to the Company. The Committee's compensation consultant performs an independent risk assessment of compensation programs. The Committee uses tally sheets in assessing executive total compensation. AECOM adopted a policy to hold an advisory vote on executive compensation on an annual basis. AECOM's NEOs do not determine their own compensation. Compensation packages are reviewed and approved by the Committee. AECOM does not have any employment agreements or multi-year guarantees for any NEOs. AECOM does not provide tax gross-ups on change in control severance benefits to NEOs. AECOM does not re-price underwater stock options. AECOM's insider trading policy prohibits hedging transactions involving Company securities by NEOs and does not allow trading in puts, calls, options or other similar transactions involving Company securities by NEOs.

FY2012 NEO TOTAL DIRECT COMPENSATION
(TDC) DECISIONS

Overview of Fiscal Year-End 2012 Actual TDC Incentive Type Pay Element What It Does How It Links to Performance Fixed 13-27% of TDC Base Salary Provides a competitive salary relative to NEO position and experience compared to AECOM's peers. Job scope, level of responsibilities, experience, tenure, market pay. Performance in the role and growth of the Company. Variable 73-87% of TDC STI Compensation Encourages focus on achievement of the Company's annual financial plan as well as the specific qualitative goals included in the Company's strategic plan. Financial metrics, e.g., EPS, Free Cash Flow and EBITA (70% weighting) metrics. May vary by individual based on responsibilities. Individual contribution goals based on objective performance metrics that also allow the Committee to use judgment in considering quantitative and qualitative performance factors (30% weighting). Range of annual incentive target as a percent of base salary is 90% to 175%. Payouts may range from 0% to 200% (maximum of two times target). LTI Compensation – Performance Unit Award Rewards achievement of performance related to the Company's long-term objectives. 60% of LTI awarded as performance units under the PEP2012. Performance criteria are growth in EBITA and Return on Investment, each with a 50% weighting in determining overall payout. Payouts may range from 0% to 200% of target based on actual performance achieved over a three-year period. LTI Compensation – RSU Award 40% of LTI awarded as RSUs that will convert to an equivalent number of AECOM shares of stock as long as the individual remains an AECOM employee through the three-year vesting date.

John M. Dionisio, Chairman and CEO

The Committee determined Mr. Dionisio's TDC to be $8.1 million, a 16.5% decrease from the prior year's TDC of $9.7 million.

($ mils.) CEO TDC 2012 2011 Base Salary $1.1 $1.0 The Committee increased Mr. Dionisio's salary 7.5% based on his 2012 accomplishments (discussed below). STI Award $1.5 $3.0 Target of 175% of base salary remained unchanged from fiscal year 2011. During 2012, significant global economic headwinds negatively impacted AECOM's business and several financial metrics that drive Mr. Dionisio's short-term compensation, which resulted in a 50% decrease in his STI award relative to the prior year. The financial performance metrics, performance targets and the Company's actual performance for fiscal year 2012 were as follows: Financial Performance Metric Weight Target Actual Earned Percentage Earnings Per Share1 50% $2.48 $2.30 0% Free Cash Flow, in millions 10% $228 $370 200% EBITA, in millions1 10% $475 $420 0% 1 Actual results exclude the impact of the $336 million goodwill impairment recognized in 2012. With respect to the qualitative component of the STI award, the Committee took into account Mr. Dionisio's 2012 accomplishments: Significantly improved year-over-year operating performance in the second half of the year, resulting in a 20% increase in stock price and providing momentum into 2013. Advanced strategies of growth and diversification through expanded presence in high-growth emerging and natural resource-rich markets and execution of strategic acquisitions. Realigned organization structure to further integrate service offerings, increase collaboration, advance technical practice networks and improve ability to deliver to clients. Advanced leadership succession planning and executive development programs. Created vehicle to invest in public-private partnership and private real estate projects to create competitive differentiation. LTI Award $5.5 $5.7 The Committee awarded Mr. Dionisio $5.5 million (grant date fair market value). The grant was divided into a target amount of 160,584 PEP performance units (60% of total grant value) and 107,056 RSUs (40% of total grant value). The PEP performance criteria are Growth in EBITA and Return on Investment, each weighted 50%, measured over a three-year performance period. Total $8.1 $9.7

Other Named Executive Officers (NEOs)

Mr. Dionisio makes recommendations regarding the compensation of other NEOs to the Committee. Mr. Dionisio does not make a recommendation as to his own compensation. The following information provides highlights of specific individual and business performance criteria considered in the pay recommendations for the other NEOs. The Committee also considers overall performance of the Company when approving pay decisions for other NEOs. Included below are the Committee's 2012 TDC decisions for each NEO.

Michael S. Burke, President

Mr. Burke was appointed President in October 2011. In this position, Mr. Burke is responsible for developing AECOM's long-term strategic plan and advancing the Company's strategic direction.

His 2012 achievements included:

  •
  Transitioned chief financial officer responsibilities

  •
  Formulated strategic vision and identified new markets for growth

  •
  Launched AECOM investment fund

  •
  Assumed operational responsibility for government and construction services businesses

  •
  Completed acquisitions of companies in target emerging markets

Jane A. Chmielinski, Chief Operating Officer

Ms. Chmielinski was appointed Chief Operating Officer in October 2011. In this position, Ms. Chmielinski is responsible for AECOM operations and provides leadership to ensure coordination across AECOM's geographies, business lines and government professional technical services operations, while continuing to advance and better align its corporate services.

Her 2012 achievements included:

  •
  Implemented key business transformation initiatives across the organization that optimized the Company's operating platform

  •
  Assumed additional responsibility as President, Americas, and made leadership, organization and operational changes that resulted in improved performance in the second half of the year

  •
  Launched talent development programs to enhance productivity and promote innovation

  •
  Expanded global training program to enhance client focus and deliver project excellence

Stephen M. Kadenacy, Executive Vice President, Chief Financial Officer

Mr. Kadenacy was appointed Executive Vice President, Chief Financial Officer, in October 2011. Mr. Kadenacy is responsible for leading the Company's global financial organization and representing AECOM to investors and lenders.

His 2012 achievements included:

  •
  Delivered year of record Free Cash Flow

  •
  Executed on balanced capital allocation strategy, which included share repurchase

  •
  Lowered effective tax rate through implementation of tax and restructuring initiatives

  •
  Reduced real estate spend and reorganized global real estate team to ensure achievement of additional significant near-term savings

  •
  Effectively communicated the Company's business strategy and financial results to the investment community

 James M. Jaska, President, Americas and Government1

Mr. Jaska was appointed President, Americas and Government, in October 2011. Mr. Jaska is responsible for the performance of the Americas geography and Government services.

His 2012 achievements included:

  •
  Made key leadership and operational changes in government services following performance challenges in the first half of the year

  •
  Delivered strong cash results in Americas and government services

  •
  Enhanced the risk management program in government services through improved systems

NEO TDC Decisions

The Compensation Committee's 2012 TDC decisions for fiscal year 2012 are reflected in the table below.

Other NEOs TDC Decisions ($ mils.):

M.S. Burke J.A. Chmielinski S.M. Kadenacy J.M. Jaska Base Salary $0.8 $0.6 $0.5 $0.6 STI Target 110% 100% 90% 90% STI* $0.7 $0.5 $0.4 $0.2 LTI* $2.8 $1.6 $0.8 $1.5 Total $4.3 $2.7 $1.7 $2.3 Change from 2011 6% 5% 21% 4% * None of the NEOs received a material increase in base salary. STI target is displayed as a percentage of base salary. Similar to the CEO, the other NEOs received 60% of their LTI awards as a PEP award and 40% as a RSU award.

1
Due to changes in Mr. Jaska's responsibilities following fiscal year 2012, he has not been designated as an executive officer of the Company for fiscal year 2013.

Other NEOs STI Award

The targets and the Company's actual performance for the 2012 financial metrics (70% weighting) were as follows ($ mils except Earnings per Share):

M.S. Burke J.A. Chmielinski S.M. Kadenacy J.M. Jaska Performance Metric Target Actual Weighting Weighting Weighting Weighting Earned Percentage Earnings Per Share1 $2.48 $2.30 50% 50% 40% 25% 0% Free Cash Flow $228 $370 10% 10% 20% n/a 200% EBITA1 $475 $420 10% 10% 10% n/a 0% Operating Cash Flow (Americas + Government) $272 $295 n/a n/a n/a 20% 75% Pre-Variable Compensation EBITA (Americas + Government)1 $415 $224 n/a n/a n/a 25% 0%

Performance Earnings Program for Fiscal Years 2010-2012 (PEP 2010)

The three-year performance period for AECOM's PEP2010 closed at the end of fiscal year 2012. Performance was measured with a 50% emphasis on growth in EBITA and a 50% emphasis on Return on Investment. These objectives are key components of the Company's long-term strategic operating plan. Given AECOM's achievement of the PEP2010 goals, NEOs received payments from PEP2010 at 85.8% of target award amounts. The following table illustrates the threshold, target, maximum and actual performance levels and associated payout schedule for PEP2010.

Performance level	Threshold	Target	Maximum	Actual
Return on Investment	14%	19%	20%	16.6%
EBITA growth	8%	16%	26%	15.8%
Payout percentage	n/a	100%	200%	85.8%

EXECUTIVE COMPENSATION PROGRAM STRUCTURE

Overview of Philosophy, Design and Provisions

The purpose of AECOM's executive compensation program is to recognize and reward outstanding achievement, as well as attract, motivate, reward and retain executives in a competitive environment. The Committee seeks feedback from investors to better align its executive compensation program with shareholders' interests.

AECOM'S PAY PHILOSOPHY

The Committee's approach to compensation for executives is directly linked to the Company's business focus on profitable growth and improved returns, as well as rewarding performance. Specifically, AECOM's compensation philosophy is made up of the following elements:

  •
  Seeking to provide a competitive compensation package that will allow AECOM to attract, motivate, reward and retain key talent to achieve business objectives;

  •
  Providing incentives that promote sustained short- and long-term financial growth and returns in order to enhance shareholder value;

  •
  Believing in a strong pay-for-performance model, with a majority of NEO compensation at-risk and total compensation over time dependent on, and balanced between, each executive's individual performance and the overall performance of the Company; and

  •
  Aiming to optimize performance without encouraging unreasonable risks or incentivizing behavior that would be reasonably likely to result in a material adverse effect on the Company.

Assessing Competitive Practice

The Company's pay program is designed to reward achievement of goals and to attract, motivate, reward and retain leaders in an increasingly competitive talent market. The Committee examines pay data for a group of 19 companies to stay current with market pay practices and trends, and to understand the competitiveness of the Company's total compensation and its components of pay. The Committee uses this data for informational purposes. The Company does not target a specific percentile or make significant pay decisions based on market data alone. The Committee considers Company performance as well as the level of responsibility, experience and tenure of the individual and performance in the role.

This group of companies has not changed since 2010. It consists of companies within AECOM's industry and companies specializing in industrial services or government contracting with sizeable international presence in locations where AECOM operates and competes for talent.

• Accenture Ltd.	• L-3 Communications Holdings, Inc.
• CH2M Hill Companies Limited	• McDermott International, Inc.
• Chicago Bridge and Iron Company	• Northrop Grumman Corporation
• Computer Sciences Corporation	• Raytheon Company
• EMCOR Group, Inc.	• SAIC, Inc.
• Fluor Corporation	• The Shaw Group, Inc.
• Foster Wheeler Ltd.	• Tetra Tech, Inc.
• Granite Construction, Inc.	• Tutor Perini Corporation
• Jacobs Engineering Group, Inc.	• URS Corporation
• KBR, Inc.

For the most recent trailing four quarters available ending September 30, 2012, sales for our peer group companies ranged from $2.0 billion to $29.8 billion, as compared to $8.2 billion for AECOM, while net income for our peer group companies ranged from ($4.4 billion) to $2.6 billion, as compared to $0.3 billion for AECOM. As of September 2012 month end, market capitalization for our peer group companies ranged from $0.5 billion to $44.5 billion, as compared to $2.4 billion for AECOM. For the most recent trailing four quarters available ending September 30, 2012, the median sales for our peer group companies were $8.4 billion, while the median net income for our peer group companies was $0.1 billion. As of September 2012 month end, the median market capitalization for our peer group companies was $3.9 billion.

Pay Mix Focuses on Performance

The charts below show that most of AECOM's NEOs' pay is performance based (56% to 61%). The percentages shown below for the 2012 performance year may change based on market or performance considerations in the future.

Performance Measures and Time Horizons

AECOM uses both specific measures and time horizons to drive and reward performance:

  •
  Profitability and growth (measured by growth in EPS, Free Cash Flow and EBITA)

  •
  Shareholder value creation (measured by stock price)

  •
  Market share and sustainable competitive advantage (attainment of strategic milestones)

The following chart shows the Company's selected performance measures and time frames used to evaluate in order to make decisions about variable pay elements. The chart also highlights that when certain metrics are used in more than one incentive vehicle, they are set and measured over different time frames (i.e., 1 year or 3 years). This ensures that there is limited duplication of metrics with the same time horizon.

PERFORMANCE MEASURES

COMPENSATION GOVERNANCE, PROCESS
AND DECISIONS

The Decision Makers

Under its charter, the Committee, which is composed solely of independent directors, has the sole authority to determine and approve compensation for AECOM's executive officers. The Committee is also responsible for reviewing the compensation for the members of the Company's Board of Directors and submits any modifications for approval to the Board of Directors.

Making Decisions

To implement the compensation principles outlined above, the Committee reviews compensation for the NEOs considering base salary, as well as STI and LTI compensation, with a focus on the total reward package. The Company looks to AECOM's peer group of companies, as well as the broader market, as a base line for compensation decisions for NEOs. However, AECOM does not target executive officer compensation at a specific level or percentage relative to compensation provided by the companies in the peer group or broader market, whether for TDC or any element of TDC. Instead, when determining compensation for the executive officers, the Committee takes into account a broad array of factors, including the experience level of the individuals in their current positions, the overall financial and strategic performance of the Company during the year, and the individual performance and contribution of each individual executive during the year relative to pre-defined goals and objectives for each individual.

The Compensation Committee's Process

At the beginning of each year the Committee:

  •
  Approves design changes to the executive compensation program.

  •
  Reviews and approves the Company's financial, strategic and operational metrics and goals, and the performance objectives of the CEO and other executive officers.

In the following November, the Committee:

  •
  Reviews full-year Company financial and strategic performance to understand what was accomplished relative to established objectives.

  •
  Evaluates the CEO's performance in light of the review of Company performance.

  •
  Discusses with the CEO his evaluation of the performance of each of the other executive officers relative to their individual performance objectives.

  •
  Determines TDC amounts for the CEO and each of the other executive officers, starting with the prior year's compensation, and adjusted based on:

    –
    Performance assessments (described in the 2012 TDC Decisions section above).

    –
    Market considerations.

    –
    Company payment guidelines, individual performance and succession planning and retention considerations.

    –
    Input from the Committee's independent compensation consultant.

    –
    For the other NEOs: The CEO's recommendations.

  •
  Reviews and approves the payouts for each PEP with performance periods completed at the end of the fiscal year.

Compensation decisions for 2012 related to base salary and long-term compensation were made in November 2011 and decisions regarding short-term compensation were made in November 2012.

LTI COMPENSATION

The initial step in determining LTI awards is the Committee's determination of an overall pool for LTI awards. This determination is based on a recommendation from the CEO, which takes into account the size of previous pools relative to the growth in the Company's earnings and in eligible employees; the accounting expense; the number of shares that would be granted relative to AECOM common shares outstanding; and the external competitiveness of individual awards.

The Committee considers market data, including the comparable TDC, and determines the LTI value to be awarded to each NEO — including the CEO. In making these decisions, the Committee takes into account the impact of the awards to the NEOs on the remaining pool available for allocation to other executives. The dollar value awarded by the Committee to each NEO is then converted into a specific number of units, based on the fair market value of AECOM common stock on the date of grant. The awards provided to each NEO for fiscal year 2012 can be found in the column labeled "Stock Awards" of the Summary Compensation Table.

Compensation Committee's Independent Compensation Consultant

The Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. Since January 2010, the Committee has engaged the services of the consulting firm Exequity LLP. During fiscal 2012, the consultant provided data on the compensation and relative performance of peer group companies as well as general industry data to the Committee; made presentations on regulatory and legislative matters affecting executive compensation; provided opinions on the degree to which compensation arrangements are consistent with market practices; and consulted on other compensation matters as needed. Exequity LLP does not provide any additional services to the Company.

OTHER PROGRAMS, POLICIES AND GUIDELINES

Stock Ownership Guidelines for Named Executive Officers

NEOs are subject to stock ownership guidelines, which ensures their interests are aligned with those of shareholders. Under the guidelines, AECOM's CEO must maintain ownership of AECOM stock at six times base salary and the other NEOs at three times base salary. The minimum number of shares guideline is updated annually based on each executive's salary and the 12-month trailing average AECOM stock price. Shares owned directly and indirectly, deferred stock units, unvested PEP units, as well as other RSUs and vested stock options/shares are counted toward the guidelines. All share amounts that are pre-tax are reduced in value under the guidelines by 40% to cover expected tax withholding. Executives have five years from becoming subject to the guidelines to comply and the compliance requirements will first become effective in fiscal year 2014.

The following table outlines the ownership of AECOM's NEOs as of September 30, 2012. With the exception of AECOM's CFO who became subject to the guidelines in October 2011, all of the Company's NEOs exceed the stock ownership guidelines.

Named Executive Officer	Guideline — Salary Multiple	Actual — Salary Multiple
CEO	6.0	16.7
President	3.0	6.1
COO	3.0	4.5
CFO	3.0	2.6
President, Americas and Government	3.0	4.9

Benefit, Retirement and Perquisite Programs

To protect the Company's executives' health and well-being, facilitate the operation of the business, assist in the retention of current executives and aid in the recruitment of new executives, AECOM's NEOs are eligible to participate in benefit plans that are available to a substantial amount of all employees, including participation in retirement plans, medical insurance, dental insurance, life insurance and disability insurance programs. Further, the Company offers certain additional benefits only to executive officers and, where applicable, other senior officers consisting of the following:

  •
  Executive Life Insurance.  All of the NEOs are eligible to participate in the U.S. Executive Life Insurance plan on an annual basis. This plan is in addition to the basic life insurance program which is open to a large majority of AECOM employees and provides up to an additional $800,000 in coverage.

  •
  Executive Health Program.  AECOM's CEO and President, who both became executive officers prior to the time the plan became frozen to new participants, are eligible to participate in the U.S. Executive Health Program on an annual basis. This plan provides up to 100% reimbursement for certain medical, dental and vision expenses.

  •
  AECOM Executive Deferred Compensation Plan (EDCP).  The EDCP, which was established in December 2012, is a nonqualified deferred compensation plan that enables highly compensated U.S. employees to defer compensation.

  •
  Accrual Freeze of the AECOM Pension Plan, Management Supplemental Executive Retirement Plan (MSERP), 1992 Supplemental Executive Retirement Plan (92 SERP) and Excess Benefit Plan.  Effective October 9, 2009, AECOM decided to freeze future accruals to the AECOM Pension Plan, MSERP, 92 SERP and Excess Benefit Plan for all plan participants. Since the October 9, 2009 freeze, participants have not accrued any additional benefits under the plans. Additional information is provided below in the Pension Benefits for Fiscal Year 2012 section.

  •
  Perquisites.  The Company believes that offering NEOs certain limited perquisites, including an executive allowance (ranging from $20,000 to $40,000 annually), facilitates the operation of AECOM's business and assists in their retention.

Change in Control Provisions, Severance Benefits and Employment Agreements

AECOM typically does not enter into employment agreements with executives except in limited circumstances such as to ensure the retention of an executive for a period of time after an acquisition. The Company does not have any employment agreements in effect with any NEOs, including the CEO. Effective March 5, 2009, the Company adopted the "AECOM Technology Corporation Change in Control Severance Policy for Key Executives." The policy was created to provide severance benefits to key executives and to make certain that those executives would remain focused on shareholder interests in the event of a corporate transaction, in connection with a change in control of the Company and an involuntary termination.

The policy provides the following benefits upon termination without cause or for good reason following a change in control ("double trigger" for cash and equity):

  •
  A lump-sum severance payment equal to a multiple (two times for the CEO and Chairman and one-and-a-half times for the other NEOs) of the sum of each individual's base salary and average bonus (the average of the bonus paid for the three fiscal years preceding the year of termination);

  •
  Continuation of group health benefits for the number of years equal to the severance multiple;

  •
  Accelerated vesting of all time vested equity awards, including stock options and RSUs; and

  •
  Accelerated vesting of performance based awards, such as PEP awards, with payment based on performance achievement through the date of the change in control.

The policy does not provide a gross-up for excise or other taxes. Additional details can be found under Payments and Benefits upon Termination or Change in Control section.

The Company also maintains a severance policy for U.S. employees, including each of the NEOs. U.S. employees may be eligible for severance if their employment is terminated due to lack of work, restructuring/reorganization of a group, a reduction in force with no reasonable offer of an internal transfer, elimination of a job/position or voluntary acceptance of a Company-initiated retirement program. A release agreement must be signed in order to receive severance pay. Employees with a title of Vice President or above are eligible for 12 weeks of base pay regardless of years of service.

Clawback Provisions

At its November 2012 meeting, the Committee adopted a clawback policy with respect to incentive awards to executive officers under the Executive Incentive Plan and 2006 Stock Incentive Plan that were awarded subsequent to fiscal year 2012. In the event of material noncompliance with any financial reporting requirement under the securities laws, the Company is authorized to recover a portion of incentive awards paid during the three full fiscal years prior to the date of the covered event, but in no event prior to the effective date of the policy (October 1, 2012).

Hedging and Pledging

The Company's insider trading policy prohibits all directors, executive officers (as defined by Section 16 of the Securities Act of 1934) and certain other employees designated as insiders from engaging in any hedging or monetization transactions, such as zero-cost collars and forward-sale contracts, involving Company securities. In addition, the policy prohibits the pledging of Company securities by NEOs except in certain limited circumstances subject to Company approval and demonstration of the NEO's ability to repay the applicable loan without selling such securities. No NEOs pledged securities in fiscal year 2012.

Tax Treatment

Section 162(m) of the Internal Revenue Code limits a company's federal tax deduction on compensation paid in excess of $1 million a year to the CEO and the other NEOs other than the CFO. The IRS' limitation does not apply to compensation that qualifies as "performance based" under federal tax law. AECOM's policy is to structure compensation arrangements — to the extent practicable — with the Company's executive officers that are intended to be deductible under federal tax law, unless the benefit of such deductibility is outweighed by AECOM's corporate objectives. However, since corporate objectives may not always be consistent with the requirements for full deductibility, and further given that the application of Section 162(m) is complex and may change with time (with potentially retroactive effect), AECOM is prepared, when appropriate, to enter into compensation arrangements under which payments may not be deductible under Section 162(m).

Accounting Standards

Financial Accounting Standards Board Accounting Standards Codification Topic 718 (which formerly was referred to as SFAS 123R), requires a charge to compensation expense for the fair value of equity compensation awards. Grants of stock options, RSUs and PEP awards under the Company's 2006 Stock Incentive Plan are accounted for under Codification Topic 718. The Committee considers the accounting implications of significant compensation decisions, particularly in connection with decisions that relate to AECOM's LTI awards.

 REPORT OF THE COMPENSATION/ORGANIZATION
COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation/Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K and this Proxy Statement.

Respectfully submitted,
James H. Fordyce, Chairperson S. Malcolm Gillis Linda Griego William G. Ouchi William P. Rutledge

Executive Compensation Tables

The following tables provide information regarding the compensation awarded to or earned during our Fiscal Year (FY) ended September 30, 2012, by our Principal Executive Officer (PEO), our Principal Financial Officer (PFO) and the three most highly compensated executive officers other than the PEO and PFO.

Summary Compensation Table for Fiscal Years Ended September 30, 2012, 2011 and 2010

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
John M. Dionisio	2012	$1,075,006	$0	$5,500,002	$0	$1,540,000	$316,291	$126,390	(6)	$8,557,689
Chairman and	2011	$1,000,002	$3,000,000	$4,312,516	$1,437,506	$0	$264,348	$125,749		$10,140,121
CEO (PEO)	2010	$997,506	$3,000,000	$3,750,019	$1,250,001	$0	$240,382	$150,353		$9,388,261
Michael S. Burke	2012	$787,514	$0	$2,800,020	$0	$704,000	$0	$99,818	(7)	$4,391,352
President	2011	$731,276	$1,350,000	$1,875,033	$625,008	$0	$0	$97,119		$4,678,436
	2010	$650,021	$1,000,000	$1,500,008	$500,004	$0	$0	$118,229		$3,768,262
Jane A. Chmielinski	2012	$587,501	$0	$1,600,023	$0	$480,000	$0	$28,396	(8)	$2,695,920
Chief Operating Officer	2011	$537,514	$775,000	$1,125,037	$375,008	$0	$0	$28,497		$2,841,056
	2010	$475,010	$600,000	$750,004	$250,002	$0	$0	$59,688		$2,134,704
Stephen M. Kadenacy	2012	$450,008	$0	$800,012	$0	$405,007	$0	$45,625	(9)	$1,700,652
EVP, CFO (PFO)
James M. Jaska	2012	$562,500	$0	$1,525,015	$0	$194,063	$0	$31,989	(10)	$2,313,567
President, Americas	2011	$512,522	$675,000	$900,035	$300,001	$0	$0	$40,189		$2,427,747
and Government	2010	$473,793	$525,000	$600,003	$200,002	$0	$0	$167,227		$1,966,025

(1)
Includes any deferrals to the qualified defined contribution plan. The FY2012, FY2011 and FY2010 compensation amounts are for a 52-week fiscal year.

(2)
The FY2011 and FY2010 incentive compensation was earned in each fiscal year and paid in December 2011 and 2010, respectively.

(3)
These amounts represent the grant date fair value of the stock awards issued during the applicable fiscal year. With respect to the PEP awards, these amounts represent the value based on the probable performance as of the grant date. The value of the FY2012 PEP awards based on maximum performance is as follows: Mr. Dionisio—$6,600,002; Mr. Burke—$3,360,007; Ms. Chmielinski—$1,920,028; Mr. Kadenacy—$960,014 and Mr. Jaska—$1,830,019. The Grants of Plan-Based Awards for Fiscal Year 2012 table, Outstanding Equity Awards at Fiscal Year-End 2012 and the Option Exercises and Stock Vested for FY2012 tables include additional information with respect to all awards outstanding as of September 30, 2012.

  Each participant who received a PEP award was awarded a specific number of target units that will be earned by the participant throughout a three-year performance period based on a formula that will include two categories of performance for AECOM. The future value of these PEP grants is dependent upon the performance of the Company during the performance period. Each participant who received a RSU award was awarded a specific number of units that will be earned after three years and paid at a future settlement date. Please refer to the Long-Term Incentive Compensation section of the CD&A in this Proxy Statement for more details regarding these equity programs.

(4)
These amounts represent the grant date fair value of the option awards issued during the applicable fiscal year. The fair value of these awards is based on the Black-Scholes option pricing model on the date of grant. Assumptions used in the calculation of these amounts are included in "Stock Plans" in note 17 to the Company's audited financial statements for the fiscal year ended September 30, 2012, included in the Company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission.

(5)
These amounts represent the short term incentive compensation earned by the Named Executive Officers in FY2012 and paid in December 2012. See "Compensation Discussion and Analysis – FY2012 NEO Total Direct Compensation (TDC) Decisions" for a description of this STI program.

(6)
This amount includes Company match in the AECOM Retirement and Savings Plan (RSP), executive life insurance premiums, $24,963 in executive medical insurance premiums, personal entertainment and sporting events, Company-paid parking, personal air travel, security and automobile-related costs and a $40,000 executive allowance.

(7)
This amount includes Company match in the RSP, executive life insurance premiums, $24,963 in executive medical insurance premiums, Company-paid charitable match, Company-paid parking, personal air travel, club membership dues and an executive allowance.

(8)
This amount includes Company match in the RSP, executive life insurance premiums, personal entertainment and sporting events, and an executive allowance.

(9)
This amount includes Company match in the RSP, executive life insurance premiums, Company-paid charitable match, Company-paid parking, club membership dues and an executive allowance.

(10)
This amount includes Company match in the RSP, executive life insurance premiums, annual medical physical, travel expenses for Mr. Jaska's spouse to Company events, Company-paid parking and an executive allowance.

Grants of Plan-Based Awards for Fiscal Year 2012

The Compensation/Organization Committee typically considers and approves non-equity incentive targets and long-term incentive awards in the first quarter of each fiscal year at regular meetings. The grant date for the long-term incentive award is the date the Compensation/Organization Committee meets and approves the award.

The following table sets forth information with respect to non-equity incentive targets and long-term incentive awards granted to Named Executive Officers during FY2012. The long-term incentive awards issued on November 28, 2011, used the following mix: 60% PEPs and 40% RSUs. Refer to the discussion of long-term incentive awards in the "Compensation Discussion and Analysis" in this Proxy Statement for more details regarding the various long-term incentive programs. All of the long-term incentive awards in the table below were made pursuant to the Company's 2006 Stock Incentive Plan.

									All Other Stock Awards: Number of Shares or Stock/ Units	All Other Stock Awards: Number of Securities Underlying Options
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Options Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(3)
Name and Principal Position	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

John M. Dionisio			$0	$1,925,000	$3,850,000
Chairman, CEO (PEO)	PEP	11/28/11				0	160,584	321,168	—	—	—	$3,300,001
	RSU	11/28/11				—	—	—	107,056	—	—	$2,200,001
Michael S. Burke			$0	$880,000	$1,760,000
President	PEP	11/28/11				0	81,752	163,504	—	—	—	$1,680,004
	RSU	11/28/11				—	—	—	54,502	—	—	$1,120,016
Jane A. Chmielinski			$0	$600,000	$1,200,000
Chief Operating Officer	PEP	11/28/11				0	46,716	93,432	—	—	—	$960,014
	RSU	11/28/11				—	—	—	31,144	—	—	$640,009
Stephen M. Kadenacy			$0	$405,007	$810,014
EVP, CFO(PFO)	PEP	11/28/11				0	23,358	46,716	—	—	—	$480,007
	RSU	11/28/11				—	—	—	15,572	—	—	$320,005
James M. Jaska.			$0	$517,500	$1,035,000
President, Americas	PEP	11/28/11				0	44,526	89,052	—	—	—	$915,009
and Government	RSU	11/28/11				—	—	—	29,684	—	—	$610,006

(1)
See "Compensation Discussion and Analysis – FY2012 NEO Total Direct Compensation (TDC) Decisions" for a description of this STI program.

(2)
The target for the PEP2012 awards was 100% of the granted PEP units. The maximum for the PEP2012 awards was 200% of the granted PEP units.

(3)
The Grant Date Fair Value of Stock Awards amounts in this column are based on the following calculations:

•
PEP Awards are calculated based upon the number of target PEP units granted multiplied by the common stock price of $20.55 on the day of grant. This PEP award will cliff vest 100% on December 15, 2014, following the close of the three-year performance period, provided the performance conditions are achieved.

•
RSU Awards are calculated based upon the number of RSUs granted multiplied by the common stock price of $20.55 on the day of grant for the awards issued on November 28, 2011. These RSU awards will vest 100% on December 15, 2014 for each of the Named Executive Officers other than the Chairman and CEO, whose awards will vest one-third each year on December 15, 2012, 2013 and 2014.

Outstanding Equity Awards at Fiscal Year-End 2012

The following table sets forth information with respect to all outstanding long-term incentive awards granted to Named Executive Officers as of September 30, 2012.

	Option Awards						Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unearned Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(1)		Market Value of Shares or Units That Have Not Vested ($)(2)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)			Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)

John M. Dionisio	N/A	N/A	51,030	(5)	$27.54	12/8/2017
Chairman and	96,899	48,450			$24.45	12/2/2016
CEO (PEO)	98,281	N/A			$23.94	12/1/2015
							RSU2012	107,056	RSU2012	$2,265,305
											RSU2011	17,399	(5)	RSU2011	$368,163
							RSU2010	17,042	RSU2010	$360,609
											PEP2012	160,584		PEP2012	$3,397,957
											PEP2011	104,394		PEP2011	$2,208,977
											PEP2010	87,731		PEP2010	$1,856,388
Michael S. Burke	22,187	44,374			$27.54	12/8/2017
President	38,760	19,380			$24.45	12/2/2016
	41,770	N/A			$23.94	12/1/2015
	20,000	N/A			$12.405	10/3/2012
							RSU2012	54,502	RSU2012	$1,153,262
							RSU2011	22,695	RSU2011	$480,226
							RSU2010	20,450	RSU2010	$432,722
											PEP2012	81,752		PEP2012	$1,729,872
											PEP2011	45,389		PEP2011	$960,431
											PEP2010	35,093		PEP2010	$742,568
Jane A. Chmielinski	13,312	26,625			$27.54	12/8/2017
Chief Operating	19,380	9,690			$24.45	12/2/2016
Officer	12,286	N/A			$23.94	12/1/2015
							RSU2012	31,144	RSU2012	$659,007
							RSU2011	13,617	RSU2011	$288,136
							RSU2010	10,225	RSU2010	$216,361
											PEP2012	46,716		PEP2012	$988,511
											PEP2011	27,234		PEP2011	$576,271
											PEP2010	17,547		PEP2010	$371,295
Stephen M. Kadenacy	7,372	N/A			$23.94	12/1/2015
EVP, CFO (PFO)
							RSU2012	15,572	RSU2012	$329,504
							RSU2011	8,170	RSU2011	$172,877
							RSU2010	8,180	RSU2010	$173,089
											PEP2012	23,358		PEP2012	$494,255
											PEP2011	8,170		PEP2011	$172,877
											PEP2010	7,019		PEP2010	$148,522
James M. Jaska	10,649	21,300			$27.54	12/8/2017
President,	15,504	7,752			$24.45	12/2/2016
Americas and	7,372	N/A			$23.94	12/1/2015
Government							RSU2012	29,684	RSU2012	$628,113
							RSU2011	10,894	RSU2011	$230,517
							RSU2010	8,180	RSU2010	$173,089
											PEP2012	44,526		PEP2012	$942,170
											PEP2011	21,787		PEP2011	$461,013
											PEP2010	14,037		PEP2010	$297,023

(1)
This column represents the number of RSU2012, RSU2011 and RSU2010 awards that were not vested as of September 30, 2012.

(2)
This column represents the number of RSU2012, RSU2011 and RSU2010 awards that were not vested as of September 30, 2012, multiplied by the September 28, 2012, common stock price of $21.16 per share.

(3)
Excluding Mr. Dionisio's RSU2011 award, this column represents the number of PEP2012, PEP2011 and PEP2010 units that were not vested as of September 30, 2012. The number of units is based on target performance of 100% for PEP2012 and PEP2011 and actual performance of 85.8% for PEP2010 as of September 30, 2012.

(4)
Excluding Mr. Dionisio's RSU2011 award, this column represents the number of PEP2012, PEP2011, and PEP2010 units that were not vested as of September 30, 2012, adjusted for the estimated PEP performance in the prior column, multiplied by the September 28, 2012, common stock price of $21.16 per share.

(5)
To further enhance the link between compensation philosophy and pay practices, and specifically to strengthen the alignment between pay and company performance, the Committee has approved amended stock option and Restricted Stock Unit standard terms and conditions for the fiscal year 2011 awards (the "Awards") made under the Company's 2006 Stock Incentive Plan to Mr. Dionisio. The Awards were originally scheduled to vest in three annual installments, subject to the Mr. Dionisio's continued service with the Company. One-third of the shares subject to each of the Awards vested on December 8, 2011, and the shares subject to the vested portion of the Restricted Stock Unit award were issued to Mr. Dionisio at that time. The amended standard terms and conditions add performance conditions to the Awards and provide that (i) the portion of the stock options that previously vested in 2011 shall no longer be considered vested or exercisable and instead shall vest in 2012, (ii) all unvested Awards scheduled to vest in December 2012 shall vest in full only if the Company achieves at least 5% EPS growth in its 2012 fiscal year, (iii) all unvested Awards scheduled to vest in December 2013 shall vest in full only if the Company achieves at least 5% compound annual EPS growth for its 2012 and 2013 fiscal years, and (iv) no portion of the unvested Awards scheduled to vest in 2012 or 2013, respectively, shall vest if the Company's applicable EPS growth rate for the relevant period is 0% or less.

The table below provides information on the vesting schedules associated with the outstanding long-term incentive awards listed above.

Award Type	Expiration Date	Vesting Schedule
Option	12/8/2017	Three year graded (33% each year) on the anniversary of December 8, 2010. Mr. Dionisio's stock option vesting on December 8, 2013 is subject to meeting pre-defined performance criteria.
Option	12/2/2016	Three year graded (33% each year) on the anniversary of December 2, 2009.
Option	12/1/2015	These options are fully vested.
Option	10/3/2012	These options are fully vested.
RSU2012	—	The Restricted Stock Units cliff vest 100% on December 15, 2014. Mr. Dionisio's award is three year graded (33% each year) on the anniversary of December 15, 2012.
RSU2011	—	The Restricted Stock Units cliff vest 100% on December 15, 2013. Mr. Dionisio's award is three year graded (33% each year) on the anniversary of December 15, 2011 and subject to meeting pre-defined performance criteria.
RSU2010	—	The Restricted Stock Units cliff vest 100% on December 15, 2012. Mr. Dionisio's award is three year graded (33% each year) on the anniversary of December 15, 2010.
PEP2012	—	The performance units cliff vest 100% on December 15, 2014, subject to satisfaction of performance conditions.
PEP2011	—	The performance units cliff vest 100% on December 15, 2013, subject to satisfaction of performance conditions.
PEP2010	—	The performance units cliff vest 100% on December 15, 2012, subject to satisfaction of performance conditions.

All of the PEP, RSU and Stock Option awards become vested based upon the time and performance-based vesting criteria described under the Long-Term Incentive Compensation section in the "Compensation Discussion and Analysis" of this Proxy Statement.

Option Exercises and Stock Vested for Fiscal Year 2012

The following table sets forth information with respect to options exercised and stock awards vested by the Named Executive Officers during FY2012.

	Option Awards		Stock Awards
Name and Principal Position	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)

John M. Dionisio	40,000	$417,200	179,137	$3,439,430
Chairman and CEO (PEO)
Michael S. Burke	—	—	61,498	$1,180,762
President
Jane A. Chmielinski	8,000	$81,360	18,089	$347,309
Chief Operating Officer
Stephen M. Kadenacy	—	—	10,854	$208,397
EVP, CFO (PFO)
James M. Jaska	30,000	$342,750	10,854	$208,397
President, Americas and Government

(1)
The values in the Stock Award columns reflect amounts vested from PEP09 awards granted on December 1, 2008, RSU09 award granted on December 1, 2008, and for the Chairman and CEO, 33% of his RSU10 award granted on December 2, 2009, and 33% of his RSU11 award granted on December 8, 2010. The value of the PEP09 units is based on units earned at 111% of target and the December 15, 2011, common stock price of $19.20. The value of the RSU09, RSU10 and RSU11 units is based on the December 15, 2011, common stock price of $19.20.

Pension Benefits for Fiscal Year 2012

As of October 9, 2009, AECOM froze all future benefit accruals under the AECOM Technology Corporation Pension Plan, AECOM Technology Corporation Management Supplemental Executive Retirement Plan and 1992 AECOM Technology Corporation Supplemental Executive Retirement Plan.

AECOM Technology Corporation Pension Plan.    The AECOM Pension Plan is a U.S. defined benefit plan that was adopted in September 1990. Participation in the AECOM Pension Plan was closed to new entrants effective April 1, 1998.

AECOM Technology Corporation Management Supplemental Executive Retirement Plan ("MSERP").    The Company amended the AECOM Pension Plan, effective July 1, 1998, to provide that certain participants, including Named Executive Officers (our Chairman and CEO), earning benefits under the AECOM Pension Plan would instead earn identical benefits under a plan known as the Management Supplemental Executive Retirement Plan, or MSERP. The MSERP replaces and provides benefits identical in nature to the AECOM Pension Plan but on an unfunded basis.

1992 AECOM Technology Corporation Supplemental Executive Retirement Plan ("92 SERP").    In October 1992, we established the unfunded Supplemental Executive Retirement Plan, or 92 SERP, in order to provide some of our U.S. resident executive officers with pre-retirement death benefits and retirement benefits consistent with the level provided by the previous AECOM Pension Plan formula. The 92 SERP requires a participant to have reached the minimum age of 50 and to have worked at AECOM for at least five years. The plan also includes early retirement provisions at age 62 with full retirement benefits.

AECOM Excess Benefit Plan.    In July 1996, we established the AECOM Excess Benefit Plan for U.S. participants in the Supplemental Executive Retirement Plans in order to provide only those benefits which the AECOM Pension Plan cannot provide due to federal tax limits. Benefits from the Excess Benefit Plan are unfunded and will reduce, dollar-for-dollar, the pension benefit paid by the Supplemental Executive Retirement Plans.

Of our Named Executive Officers, only our Chairman and CEO is eligible to receive any benefits from the AECOM Technology Corporation Pension Plan, 92 SERP and AECOM Excess Benefit Plan.

The following table sets forth information with respect to the present value of the accumulated pension benefits for the Named Executive Officers during FY2012. Ms. Chmielinski and Messrs. Burke, Jaska and Kadenacy are not eligible to participate in any of the AECOM Pension Plans.

Name and Principal Position	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)(1)	Payments During Last FY ($)
John M. Dionisio	Pension Plan(2)	22.5000	$277,526	$0
Chairman and CEO (PEO)	Management Supplemental Executive Retirement Plan(3)	22.5000	$383,237	$0
	1992 Supplemental Executive Retirement Plan(4)	22.5000	$3,007,146	$0

(1)
Present Value of Accumulated Benefits ($). Liabilities shown in this table are computed using the projected unit credit method reflecting average salary and service (where applicable) as of fiscal year end 2012. The material assumptions used to determine these liabilities can be located in the notes to our consolidated financial statements found in our Annual Report Form 10-K, except we assumed no pre-retirement decrements and that retirement occurs on the respective plans' earliest unreduced retirement age.

(2)
AECOM Technology Corporation Pension Plan. The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and "Final Average Compensation." Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994, and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code section 401(a)(17) limit. The plan benefit is limited to the applicable Internal Revenue Code section 415(b) limit. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of one year of service. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. The earliest unreduced retirement age is 65. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k). The plan was frozen October 9, 2009.

(3)
AECOM Technology Corporation Management Supplemental Executive Retirement Plan. The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994, and ending December 31, 2003. Compensation is further limited to the applicable Internal Revenue Code section 401(a)(17) limit. The plan benefit is limited to the applicable Internal Revenue Code section 415(b) limit. The participant's benefit under this plan is equal to the participant's Total AECOM Pension Plan Benefit minus the benefit payable to the participant under the AECOM Technology Corporation Pension Plan. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs no later than the completion of one year of service and the participant has to be a member of a select group of management or highly compensated employees, is an officer, is eligible for the AECOM Technology Corporation Incentive Compensation Plan and has been selected by the Compensation and Organization Committee to participate in the plan. Early retirement age is the first day of any month after age 55, provided the participant has earned five years of service. The earliest unreduced retirement age is 65. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k). The plan was frozen October 9, 2009.

(4)
1992 AECOM Technology Corporation Supplemental Executive Retirement Plan. The plan's benefit formula is integrated with Social Security and is based on the participant's years of service for the Company and Final Average Compensation. Effective April 1, 2004, compensation for use in determining the Final Average Compensation was limited to the participant's highest annual compensation for any calendar year during the period beginning January 1, 1994, and ending December 31, 2003. The participant's benefit under this plan is equal to the participant's Unlimited AECOM Pension Plan benefit minus the benefit payable to the participant under the AECOM Technology Corporation Management Supplemental Executive Retirement Plan and the AECOM Technology Corporation Pension Plan. Only employees hired before April 1, 1998 are eligible to participate in the plan. In addition, eligibility for the plan occurs when the participant is a member of a select group of management or highly compensated employees, has completed at least five years of service, is at least 50 years old and has been selected by the Board of Directors to participate in the plan. Early retirement age is the first day of any month after age 55, provided the participant has earned three years of service. The earliest unreduced retirement age is 62. Compensation is the participant's salary, plus sick pay, overtime pay, shift premiums, contract completion bonuses, incentive compensation bonuses, severance pay paid within 30 days of termination of employment, vacation pay, pre-tax contributions made on the participant's behalf to a Internal Revenue Code Section 125 cafeteria plan and pre-tax contributions to the Retirement and Savings Plan under Internal Revenue Code Section 401(k). The plan was frozen October 9, 2009.

Payments and Benefits Upon Termination or Change in Control

Payments and benefits that would be provided to each Named Executive Officer in addition to those received by all employees (such as payout of 401(k) balances and paid time off) as a result of certain termination events are set forth in the table below. The amounts shown assume termination of employment effective as of September 30, 2012.

No Named Executive Officer has an employment agreement that provides for severance or change in control benefits.

Change in Control Severance Policy for Key Executives

Pursuant to the AECOM Technology Corporation Change in Control Severance Policy for Key Executives, the Named Executive Officers in the table below will receive the following benefits in connection with a change in control:

  •
  Upon a change in control ("single trigger"): (i) full vesting acceleration of equity awards only if the surviving entity does not continue or substitute such awards post-closing; and, (ii) deemed satisfaction of PEP Award targets based on actual performance through the change in control date and conversion of the earned PEPs to unvested Restricted Stock Units that will continue to vest based on continued employment through the time-based vesting period for the PEPs (generally through December 31 following the end of the PEP performance cycle).

  •
  Upon a termination without cause or with good reason within the period that begins 90 days prior to a change in control and ends 18 months following a change in control ("double trigger"): (i) full vesting acceleration of all unvested PEP (but based on actual performance through the change in control date), stock option, Restricted Stock Unit and other equity awards; (ii) a lump sum cash severance payment equal to a multiple (2.0 times for Chairman and CEO and 1.5 times for other Named Executive Officers) of the Named Executive Officer's base salary and average bonus earned over the three years prior to the year of termination (but including only those years in which the Named Executive Officer was employed as a key executive of the Company); and (iii) continued health coverage for number of years equal to the severance multiple (i.e., either two years or 18 months).

Additional details regarding the Company's Change in Control Severance Policy for Key Executives are provided below:

  •
  "Cause" means: (i) the commission of an act of fraud or theft against the Company; (ii) conviction (including a guilty plea or plea of nolo contendere) of any felony; (iii) conviction (including a guilty plea or plea of nolo contendere) of any misdemeanor involving moral turpitude which could, in the administrator's opinion, cause material injury to the Company; (iv) a material violation of any material Company policy; (v) willful or repeated non-performance or substandard performance of material duties to the Company that is not cured within 30 days after written notice thereof to the executive; or (vi) violation of any local, state or federal laws, rules or regulations in connection with or during performance of the executive's duties to the Company that could, in the administrator's opinion, cause material injury to the Company, that remains uncured after 30 days notice thereof.

  •
  "Change in Control" means the consummation of the first to occur of: (i) any "person" becomes the "beneficial owner," directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding voting securities; (ii) a change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are "incumbent directors" (those directors serving on the date the policy is adopted and any replacements approved by the Board); (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation in which the holders of the Company's outstanding voting securities immediately prior to such merger or consolidation receive, in exchange for their voting securities of the Company in consummation of such merger or consolidation, securities possessing at least 50% of the total voting power represented by the outstanding voting securities of the surviving entity (or ultimate parent thereof) immediately after such merger or consolidation; or (iv) the sale, lease or other disposition by the Company of all or substantially all the Company's assets.

  •
  "Good Reason" means a termination of a participant's employment with the Company by the participant, upon 90 days written notice to the Company and after giving the Company 30 days to cure (if curable), if, other than for cause, any of the following has occurred: (i) any material reduction in the executive's base salary; (ii) a material reduction in the executive's authority, duties or responsibilities; (iii) the material breach by the Company (or any subsidiary) of any written employment agreement covering the executive; or (iv) the transfer of the executive's primary workplace by more than 50 miles from the executive's then existing primary workplace; provided, however, that, in each case, the executive resigns within 30 days after the expiration of the Company's cure period referred to above.

Regular U.S. Severance Policy

Subject to the terms, conditions and limitations of the Company's U.S. severance program, regular full-time and regular part-time fixed schedule employees are eligible for severance pay if their employment in the U.S. is terminated under the following circumstances: lack of work, reorganization or restructuring of a unit or group, reduction in force with no reasonable offer of an internal transfer, elimination of job or position, or voluntary acceptance of a company-initiated retirement program. The Company retains the right to amend or terminate its severance pay plan at any time without advance notice.

Severance benefits are computed on the basis of the employee's base rate of pay, regular full time or part time fixed classification, most recent date of hire and regular work schedule at the time of termination, excluding all other types of compensation, such as overtime, shift differential or other salary uplifts, bonuses, commissions and incentives. Employees with a title of Vice President or above (including all of the Named Executive Officers) are eligible for 12 weeks of base pay regardless of years of service.

Long-Term Incentives

Pursuant to the terms of each of the RSU and PEP awards ("Long-Term Incentives" in the tables below) held by our Named Executive Officers, upon the date of a termination of the executive's employment as a result of death or Total and Permanent Disablement, the unvested awards granted prior to December 2010 (including Mr. Kadenacy's RSU11 award) will vest on a pro-rata basis which will then be applied to the percent earned at the time of the event and all other unvested awards will vest in full. Total and Permanent Disablement means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Pro-rata vesting is calculated as the percentage where the denominator is the number of months in the performance cycle of the relevant award and the numerator is the number of whole months from the beginning date of the performance cycle through the date of the executive's termination.

Name and Principal Position	Plan Name	Death	Early Retirement and Voluntary Termination	Retirement	Resignation Upon Change of Control	Total and Permanent Disability	Involuntary Termination for Cause	Involuntary Termination Without Cause	Involuntary Termination Upon Change of Control(1)
John M. Dionisio	Pension Plan(2)	$139,612	$272,681	$277,526	$272,681	$272,681	$272,681	$272,681	$272,681
Chairman and CEO (PEO)	Management Supplemental Exec. Retirement Plan(2)	$192,790	$376,546	$383,237	$376,546	$376,546	$376,546	$376,546	$376,546
	1992 Supplemental Exec. Retirement Plan(2)	$3,375,027	$3,375,027	$3,375,027	$3,375,027	$3,375,027	$0	$3,375,027	$3,375,027
	Long-Term Incentive(3)	$6,253,175	$0	$0	$0	$6,253,175	$0	$0	$6,273,209
	Severance Payment	$0	$0	$0	$0	$0	$0	$253,846	$7,866,667
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$18,481
Michael S. Burke	Long-Term Incentive(3)	$3,492,948	$0	$0	$0	$3,492,948	$0	$0	$3,516,988
President	Severance Payment	$0	$0	$0	$0	$0	$0	$184,615	$2,775,000
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$19,131
Jane A. Chmielinski	Long-Term Incentive(3)	$1,930,755	$0	$0	$0	$1,930,755	$0	$0	$1,942,810
Chief Operating	Severance Payment	$0	$0	$0	$0	$0	$0	$138,462	$1,837,500
Officer	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$14,962
Stephen M. Kadenacy	Long-Term Incentive(3)	$933,889	$0	$0	$0	$933,889	$0	$0	$1,016,382
EVP, CFO (PFO)	Severance Payment	$0	$0	$0	$0	$0	$0	$103,846	$1,425,000
	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$29,353
James M. Jaska	Long-Term Incentive(3)	$1,698,773	$0	$0	$0	$1,698,773	$0	$0	$1,708,389
President, Americas	Severance Payment	$0	$0	$0	$0	$0	$0	$132,692	$1,700,000
and Government	Medical Coverage Continuation	$0	$0	$0	$0	$0	$0	$0	$19,584

(1)
Under the Change in Control Severance Policy in the event that any benefit payable constitutes a "parachute payment" within the meaning of Internal Revenue Code Section 280G and would be subject to excise tax imposed by Section 4999 of the Internal Revenue Code, then payments shall be provided either in full or reduced to an amount in which no portion of the benefits would be subject to excise tax, whichever provides the greatest after-tax benefit. The amounts in the table represent the benefits without consideration of reduction to avoid excise tax and based on assumption of a double-trigger event.

(2)
Present Value of Accumulated Benefits ($). Liabilities shown in this table for the AECOM Technology Corporation Pension Plan and the AECOM Technology Corporation Management Supplemental Executive Retirement Plan are computed using the same material assumptions used to determine the analogous liabilities located in the notes to our consolidated financial statements found elsewhere in this registration statement, except that the values provided are the values had the participant terminated and received immediate benefits as of September 30, 2012. In addition, the values provided above for the 1992 AECOM Technology Corporation Supplement Executive Retirement Plan have been calculated using the Plan's lump sum basis, which is a 2.15% interest rate and GAM83 mortality for distributions made during the plan year beginning October 1, 2012, since the payment would occur on October 1, 2012, if the participants had terminated on September 30, 2012. The interest rate of 2.15% is determined as the yield on the September 28, 2012 10-year U.S. Treasury Note of 1.65% plus 50 basis points.

(3)
This row includes the payment of all outstanding RSU2012, RSU2011, RSU2010, PEP2012, PEP2011 and PEP2010 awards upon Death and Total and Permanent Disability as applicable for each individual. All calculations in this row are based on the AECOM common stock price as of September 28, 2012, which was $21.16 per share.

Directors' Compensation for Fiscal Year 2012

The following table sets forth information with respect to the compensation that members of the AECOM Board of Directors received in fiscal year 2012. Mr. Dionisio is an employee director shown on the Summary Compensation Table. Mr. Dionisio did not receive separate compensation for activities as a Board member. Mr. Tishman is also an employee director, and executive officer of the company, but is not shown on the Summary Compensation Table and did not receive separate compensation for activities as a Board member.

All non-executive directors are paid a retainer of $80,000 per year. In addition, these non-employee directors receive the following retainers for their service on the Board:

  •
  Lead Director – Annual retainer of $25,000;

  •
  Chairperson of the Audit Committee – Annual retainer of $20,000;

  •
  Members of the Audit Committee – Annual retainer of $10,000;

  •
  Chairperson of the Other Committees – Annual retainer of $15,000;

  •
  Members of the Other Committees – Annual retainer of $7,500;

  •
  Board/Committee Meeting Fees – $1,500 or $1,000 for each meeting attended in-person or telephonically, respectively, will be paid when the number of meetings during the year has exceeded five for the Board or each Committee

Each non-employee Director also receives a $1,000 fee per day plus reimbursement for travel for attendance at other qualifying Board-related functions in his or her capacity as a Director.

Each non-employee Director receives an annual long-term equity award grant date fair value of $110,000, composed 100% of time-vested RSUs. Each non-employee director who joins our Board of Directors will receive an annual long-term equity award pro-rated for the number of quarters he or she has served.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total($)
Francis S. Y. Bong	$88,500	$110,000	$0	$10,149	$208,649
James H. Fordyce	$103,500	$110,000	$0	$10,000	$223,500
S. Malcolm Gillis	$107,500	$110,000	$0	$10,000	$227,500
Linda Griego	$107,500	$110,000	$0	$7,778	$225,278
David W. Joos	$59,375	$110,000	$0	$0	$169,375
Robert J. Lowe	$99,750	$110,000	$0	$11,020	$220,770
Richard G. Newman	$88,500	$110,000	$0	$1,462,327	$1,660,827
William G. Ouchi	$135,000	$110,000	$0	$10,000	$255,000
Robert J. Routs	$106,000	$110,000	$0	$0	$216,000
William P. Rutledge	$113,750	$110,000	$0	$14,198	$237,948

(1)
These amounts include annual retainer fees and any board and committee meeting fees earned in FY2012.

(2)
On March 8, 2012, each non-employee Director received a RSU grant with a grant date fair value of $110,000, or 4,885 units, based on a grant price of $22.52. These RSUs will become 100% vested and lapse, in shares of AECOM stock, on the earlier of the first anniversary of the Grant Date, (i.e. March 8, 2013) or the date of the Corporation's 2013 Annual Meeting of Stockholders.

  The directors have the following number of unvested RSUs outstanding as of September 30, 2012:

Director	Unvested RSUs	Additional Unvested RSUs*
Francis S.Y. Bong	4,885	2,404
James H. Fordyce	4,885	—
S. Malcolm Gillis	4,885	—
Linda Griego	4,885	—
David W. Joos	4,885	—
Robert J. Lowe	4,885	—
Richard G. Newman	4,885	1,875
William G. Ouchi	4,885	—
Robert J. Routs	4,885	—
William P. Rutledge	4,885	—

*
Includes unvested RSUs from previous grants received as an employee of the Company.
(3)
The directors have the following number of stock options outstanding as of September 30, 2012:

Director	Options Outstanding*	Options Unvested*
Francis S.Y. Bong	8,989	—
James H. Fordyce	37,616	—
S. Malcolm Gillis	30,116	—
Linda Griego	50,116	—
David W. Joos	—	—
Robert J. Lowe	50,116	—
Richard G. Newman	93,104	5,330
William G. Ouchi	40,116	—
Robert J. Routs	6,468	—
William P. Rutledge	50,116	—

*
Includes outstanding options and unvested options from previous grants received as an employee of the Company.
(4)
The amounts for non-employee Directors, excluding Mr. Newman, include company matching contributions to charitable organizations for Ms. Griego and Messrs. Fordyce, Gillis, Lowe, Ouchi and Rutledge, company-paid tickets to sporting events for Ms. Griego and Messrs. Lowe and Rutledge, and a gift for Mr. Bong's retirement as an executive of the Company. Mr. Newman's amount includes the following compensation for service to the Company: annual consulting fees of $1,427,946 and all other compensation of $34,381 including executive AD&D insurance premiums, executive life insurance premiums in the amount of $11,314, Company matching contributions to charitable organizations, Company-paid parking and club membership dues.

COMPENSATION COMMITTEE INTERLOCKS AND
INSIDER PARTICIPATION

None of the members of the Compensation/Organization Committee of our Board of Directors during fiscal 2012 was or currently is a current or former officer or employee of our Company, or had any relationships requiring disclosure under Item 404(a) of Regulation S-K. No executive officer of our Company serves or served during fiscal 2012 as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Compensation/Organization Committee.

 REPORT OF THE AUDIT COMMITTEE OF THE BOARD
OF DIRECTORS

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence from AECOM Technology Corporation and its management. The Audit Committee has also considered whether the independent registered public accounting firm's provision of non-audit services to us is compatible with the registered public accounting firm's independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2012, for filing with the Securities and Exchange Commission.

Respectfully submitted,
William P. Rutledge, Chairman S. Malcolm Gillis Linda Griego David W. Joos Robert J. Routs

AUDIT FEES

Independent Registered Public Accounting Firm and Fees

The following table summarizes the fees for professional audit services provided by Ernst & Young LLP for the audit of the Company's annual, consolidated financial statements for the fiscal years ending September 30, 2012, and 2011, as well as fees billed for all other services provided by Ernst & Young LLP during those same periods:

	2012	2011
Audit Fees	5,995,006	$5,985,176
Audit Related Fees	424,000	519,730
Tax Fees	1,596,178	1,597,455
All Other Fees	10,000	—

Total	$8,025,184	$8,102,361

Audit Fees.    The fees identified under this caption were for professional services rendered by Ernst & Young LLP for fiscal years 2012 and 2011 in connection with the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q. The amounts also include fees for services that are normally provided by the independent public registered accounting firm in connection with statutory and regulatory filings and engagements for the years identified.

Audit-Related Fees.    The fees identified under this caption were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption "Audit Fees." This category may include fees related to the performance of audits and attestation services not required by statute or regulations; due diligence activities related to acquisitions; contractor's license compliance procedures; and accounting consultations about the application of generally accepted accounting principles to proposed transactions.

Tax Fees.    The fees identified under this caption were for tax compliance, tax planning, tax advice and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. and international tax matters; assistance with foreign income and withholding tax matters; assistance with sales tax, value-added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

Approval Policy.    The Chairperson of our Audit Committee approves in advance all services provided by our independent registered public accounting firm. All such approvals are reported to the full Audit Committee. All engagements of our independent registered public accounting firm in fiscal years 2012 and 2011 were pre-approved by the Chairperson of the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of January 7, 2013 by:

  •
  Each person or group of affiliated persons who we know beneficially owns more than 5% of our common stock;

  •
  Each of our directors and nominees;

  •
  Each of our Named Executive Officers; and

  •
  All of our directors and executive officers as a group.

Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws. The table includes the number of shares underlying options and warrants that are exercisable within, and the number of shares of Restricted Stock Units that settle within, 60 days from January 7, 2013.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(%)(2)
FMR LLC(3)	16,700,637	15.96%
82 Devonshire Street
Boston, MA 02109
Bank of America Merrill Lynch(4)	10,050,767	9.61%
Trust Services
1400 Merrill Lynch Drive
3rd Floor South
P.O. Box 1502
Pennington, NJ 08234
John M. Dionisio(5)	873,114	*
Francis S.Y. Bong(6)	556,276	*
James H. Fordyce(7)	154,941	*
S. Malcolm Gillis(8)	74,420	*
Linda Griego(9)	51,479	*
David W. Joos(10)	9,885	*
Robert J. Lowe(11)	147,362	*
Richard G. Newman(12)	1,028,037	*
William G. Ouchi(13)	104,001	*
Robert J. Routs(14)	13,558	*
William P. Rutledge(15)	78,271	*
Daniel R. Tishman(16)	599,457	*
Michael S. Burke(17)	225,218	*
Jane A. Chmielinski(18)	125,494	*
Stephen M. Kadenacy(19)	21,554	*
James A. Jaska(20)	128,958	*
All directors and executive officers as a group (19 persons)	5,159,016	4.89%

*
Indicates less than one percent.

(1)
Unless otherwise indicated, the address of each person in this table is c/o AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary.

(2)
Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of January 7, 2013, are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(3)
Based solely on the information set forth in a Schedule 13G filed by FMR LLC with the SEC on December 10, 2012. Based on such filing, FMR LLC has sole power to vote or to direct the vote with respect to 178,149 shares and sole power to dispose or to direct the disposition of 16,700,637 shares.

(4)
Bank of America Merrill Lynch Trust Services acts as trustee with respect to our Retirement & Savings Plan Common Stock consisting of 10,050,767 common shares.

(5)
Common stock includes 243,630 shares subject to options exercisable prior to March 8, 2013 and 87,579 shares held in our RSP. Common stock also includes 360,657 shares held in his individual name, 16,300 shares held under John M Dionisio and Rose Lucy Dionisio JTWROS and 164,948 shares held in under John M Dionisio Family Irrevocable Trust.

(6)
Common stock includes 8,989 shares subject to options exercisable prior to March 8, 2013 and 4,885 shares that will be acquired as settlement of Restricted Stock Units prior to March 8, 2013. Common stock also includes 120,250 shares held in his individual name and 422,152 shares held in Greenwood Nominees LTD.

(7)
Common stock includes 37,616 shares subject to options exercisable prior to March 8, 2013 and 4,885 shares that will be acquired as settlement of Restricted Stock Units prior to March 8, 2013. Common stock also includes 101,467 shares held by Secoton, LLC and 10,973 shares held in his individual name.

(8)
Common stock includes 30,116 shares subject to options exercisable prior to March 8, 2013 and 4,885 shares that will be acquired as settlement of Restricted Stock Units prior to March 8, 2013. Common stock also includes 39,419 shares held under Stephen M. Gillis and Elizabeth Gillis Tenants in Common (TIC).

(9)
Common stock includes 40,116 shares subject to options exercisable prior to March 8, 2013 and 4,885 shares that will be acquired as settlement of Restricted Stock Units prior to March 8, 2013. Common stock also includes 6,478 shares held in her individual name.

(10)
Common stock includes 4,885 shares that will be acquired as settlement of Restricted Stock Units prior to March 8, 2013. Common stock also includes 5,000 shares held in his individual name.

(11)
Common stock includes 40,116 shares subject to options exercisable prior to March 8, 2013 and 4,885 shares that will be acquired as settlement of Restricted Stock Units prior to March 8, 2013. Common stock also includes 102,361 shares held in the Lowe Family Trust.

(12)
Common stock includes 93,104 shares subject to options exercisable prior to March 8, 2013 held in the R&C Newman Revocable Trust and 4,885 shares that will be acquired as settlement of Restricted Stock Units prior to March 8, 2013. Common stock also includes 57,065 shares held in the R&C Newman Partnership LP, 353,112 shares held under the R&C Newman Revocable Trust, 144,931 shares held in the C&R Newman Family Foundation, 43,777 shares held under Richard G. Newman 2010 GRAT, 43,777 shares held under Christina H. Newman 2010 GRAT, 58,613 shares held under Richard G. Newman 2011 GRAT, 58,613 shares held under Christina H. Newman 2011 GRAT and 170,160 shares held under RGN 2012 Spousal Trust.

(13)
Common stock includes 40,116 shares subject to options exercisable prior to March 8, 2013 and 4,885 shares that will be acquired as settlement of Restricted Stock Units prior to March 8, 2013. Common stock also includes 59,000 shares held in the William G. Ouchi TR Money Purchase Plan Trust.

(14)
Common stock includes 6,468 shares subject to options exercisable prior to March 8, 2013 and 4,885 shares that will be acquired as settlement of Restricted Stock Units prior to March 8, 2013. Common stock also includes 2,205 shares held in his individual name.

(15)
Common stock includes 50,116 shares subject to options exercisable prior to March 8, 2013 and 4,885 shares that will be acquired as settlement of Restricted Stock Units prior to March 8, 2013. Common stock also includes 3,503 shares held in his individual name and 19,767 shares held under William P Rutledge and Gertrude Rutledge trust account.

(16)
Common stock includes 599,277 shares held in his individual name and 180 shares held in our RSP.

(17)
Common stock includes 144,284 shares subject to options exercisable prior to March 8, 2013 and 25,011 shares held in our RSP. Common stock also includes 55,923 shares held in his individual name.

(18)
Common stock includes 67,981 shares subject to options exercisable prior to March 8, 2013 and 12,940 shares held in our RSP. Common stock also includes 44,573 shares held in her individual name.

(19)
Common stock includes 7,372 shares subject to options exercisable prior to March 8, 2013 and 756 shares held in our RSP. Common stock also includes 13,426 shares held in his individual name.

(20)
Common stock includes 51,927 shares subject to options exercisable prior to March 8, 2013, and 5,044 shares held in our RSP. Common stock also includes 71,987 shares held in his individual name.

 OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors, executive officers and persons who beneficially own more than 10% of our common stock, and any other person subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These Section 16 reporting persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16 forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from Section 16 reporting persons, we believe that during our fiscal year ended September 30, 2012, all Section 16 reporting persons complied with all applicable filing requirements, except for the following:

  •
  A Statement of Changes in Beneficial Ownership of Securities on Form 4 was not timely filed to report the December 29, 2011 purchase of common stock by Mr. Shum. The Form 4 reporting the purchase of these shares was filed on April 2, 2012.

Incorporation by Reference

In our filings with the Securities and Exchange Commission, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, information that should be considered as part of the filing that you are reading. Our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on November 19, 2012, is incorporated by reference herein. Printed copies of our 2012 Annual Report on Form 10-K and other reports incorporated herein by reference are available upon request without charge by calling Investor Relations at (212) 973-2982; writing to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary; or requesting online through the Information Request page in the "Investors" section of our Web site: www.aecom.com. Based on Securities and Exchange Commission regulations, the reports of the Compensation/Organization Committee and Audit Committee, included above, are not specifically incorporated by reference into any other filings that we make with the Securities and Exchange Commission. This Proxy Statement is sent to you as part of the proxy materials for the 2013 Annual Meeting. You may not consider this Proxy Statement as material for soliciting the purchase or sale of our common stock.

Stockholders Sharing the Same Address

Stockholders who may have more than one account holding AECOM stock but who share the same address may request to receive only a single set of annual meeting materials. Such requests should be submitted in writing to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary; online through the Information Request page in the "Investors" section of our website: www.aecom.com; or by calling Investor Relations at (212) 973-2982, and we will promptly make the changes that you have requested. Stockholders who choose to receive only one copy of the annual meeting materials will continue to have access to and utilize separate proxy voting instructions.

If you want to receive a paper proxy or voting instruction form, or other proxy materials for purposes of the 2013 Annual Meeting, follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you.

Annual Report on Form 10-K

Printed copies of our 2012 Annual Report on Form 10-K are available upon request without charge by calling Investor Relations at (212) 973-2982; writing to AECOM Technology Corporation, 555 South Flower Street, Suite 3700, Los Angeles, California 90071, Attention: Corporate Secretary; or requesting online through the Information Request page in the "Investors" section of our Web site: www.aecom.com.

Stockholder Proposals

2013 Annual Meeting Proposals

We were not notified of any stockholder proposals to be made at our upcoming 2013 Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the 2013 Annual Meeting.

2014 Annual Meeting Proposals

Stockholders who wish to have proposals considered for inclusion in the Proxy Statement and form of proxy for our 2014 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must cause their proposals to be received in writing by our Corporate Secretary at the address set forth on the first page of this Proxy Statement no later than September 26, 2013. Any proposal should be addressed to our Corporate Secretary and may be included in next year's proxy materials only if such proposal complies with our Bylaws and the rules and regulations promulgated by the Securities and Exchange Commission. Nothing in this section shall be deemed to require us to include in our Proxy Statement or our proxy relating to any annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission.

In addition, the Company's Bylaws require that the Company be given advance written notice of nominations for election to the Company's Board of Directors and other matters that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy materials in accordance with Rule 14a-8(e) under the Exchange Act). The Corporate Secretary must receive such notice at the address set forth in the Introduction not later than December 7, 2013, and no earlier than November 7, 2013, for matters to be presented at the 2014 Annual Meeting of Stockholders. However, in the event that the date of the 2014 Annual Meeting of Stockholders is held before February 5, 2014, or after April 6, 2014, for notice by the stockholder to be timely it must be received no more than 120 days prior to the date of the 2014 Annual Meeting of Stockholders and not less than the later of the close of business (a) 90 days prior to the date of the 2014 Annual Meeting of Stockholders and (b) the tenth day following the day on which the notice of the 2014 Annual Meeting of Stockholders was mailed or public disclosure of such meeting was made by the Company. If timely notice is not received by the Company, then the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such stockholder proposal or nomination.

Other Matters

Our Board of Directors knows of no other matters that will be presented for consideration at the 2013 Annual Meeting. If any other matters are properly brought before the 2013 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote promptly by either electronically submitting a proxy or voting instruction card over the Internet, by telephone, or by delivering to us or your broker a signed and dated proxy card.

By order of the Board of Directors,

Christina Ching
Vice President, Corporate Secretary

Los Angeles, California
January 24, 2013

ANNEX A

RECONCILIATION OF NON-GAAP ITEMS

 AECOM Technology Corporation
Regulation G Information
($ in millions)

Reconciliation of Revenue to Revenue, Net of Other Direct Costs

	FY Ended September 30,
	2012	2007

Revenue	$8,218.2	$4,237.3
Less: other direct costs	3,034.3	1,832.0

Revenue, net of other direct costs	$5,183.9	$2,405.3

Reconciliation of Net Income and Diluted EPS Before Goodwill Impairment to Net Income and Diluted EPS

	FY Ended September 30, 2012
	Net Income	Net Income Attributable to AECOM	Diluted EPS

Amount before goodwill impairment	$260.3	$258.6	$2.30
Goodwill impairment, net of tax	(317.2)	(317.2)	(2.82)

Amount including goodwill impairment	$(56.9)	$(58.6)	$(0.52)

Reconciliation of EBITDA Before Goodwill Impairment to Net Income Attributable to AECOM

	FY Ended September 30,
	2012	2007

EBITDA before goodwill impairment	$497.5	$195.9
Less: goodwill impairment	336.0	—

EBITDA	161.5	195.9
Less: depreciation	77.1	32.7

EBITA	84.4	163.2
Less: interest (income)/expense*	42.7	3.3
Less: amortization	25.9	12.4

Income from continuing operations attributable to AECOM before income taxes	15.8	147.5
Less: income tax expense	74.4	47.2

Income from continuing operations attributable to AECOM	(58.6)	100.3
Discontinued operations, net of tax	—	—

Net income attributable to AECOM	$(58.6)	$100.3

*
Excluding related amortization.

Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow

	FY Ended September 30,
	2012	2007

Net cash provided by operating activities	$433.4	$137.5
Capital expenditures	(62.9)	(43.2)

Free Cash Flow	$370.5	$94.3

A-1

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01K4FB 1 U P X + . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION Annual Meeting Proxy / Voting Instruction Card A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Against Abstain For Against Abstain 1. To elect Class II Directors: 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013. 3. Vote on an advisory resolution on the Company’s executive compensation. For Withhold For Withhold For Withhold 04 - Daniel R. Tishman 01 - John M. Dionisio 02 - Robert J. Lowe 03 - William P. Rutledge MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE  SACKPACK 1234 5678 9012 345 MMMMMMM 1 5 0 8 8 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 7, 2013. Vote by Internet • Go to www.envisionreports.com/ACM. • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

. ANNUAL MEETING OF STOCKHOLDERS – MARCH 7, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints John M. Dionisio and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of common stock of AECOM Technology Corporation held of record by the undersigned at the close of business on January 7, 2013, at the Annual Meeting of Stockholders to be held on March 7, 2013 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director and for Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary, by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting in person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available on the Internet at www.envisionreports.com/ACM. Revocable Proxy — AECOM TECHNOLOGY CORPORATION qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01K4GB 1 U P X + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below B Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + IMPORTANT ANNUAL MEETING INFORMATION Annual Meeting Proxy / Voting Instruction Card A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Against Abstain For Against Abstain 1. To elect Class II Directors: 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013. 3. Vote on an advisory resolution on the Company’s executive compensation. For Withhold For Withhold For Withhold 04 - Daniel R. Tishman 01 - John M. Dionisio 02 - Robert J. Lowe 03 - William P. Rutledge MMMMMMMMMMMM MMMMMMM 1 5 0 8 8 6 2 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . ANNUAL MEETING OF STOCKHOLDERS – MARCH 7, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints John M. Dionisio and Christina Ching, and each of them, as proxies for the undersigned with full power of substitution to act and vote, as directed, all shares of common stock of AECOM Technology Corporation held of record by the undersigned at the close of business on January 7, 2013, at the Annual Meeting of Stockholders to be held on March 7, 2013 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, this proxy will be voted for all of the nominees for director and for Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. The undersigned may elect to withdraw this proxy at any time prior to its use by giving written notice to the Corporate Secretary, by executing and delivering to the Corporate Secretary a duly executed proxy bearing a later date or by appearing at the Annual Meeting and voting in person. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available on the Internet at www.envisionreports.com/ACM. Revocable Proxy — AECOM TECHNOLOGY CORPORATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01K4FB 1 U P X + . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION Annual Meeting Proxy / Voting Instruction Card A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Against Abstain For Against Abstain 3. Vote on an advisory resolution on the Company’s executive compensation. 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013. 1. To elect Class II Directors: For Withhold For Withhold For Withhold 04 - Daniel R. Tishman 01 - John M. Dionisio 02 - Robert J. Lowe 03 - William P. Rutledge MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE  SACKPACK 1234 5678 9012 345 MMMMMMM 1 5 0 8 8 6 4 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on February 28, 2013. Vote by Internet • Go to www.envisionreports.com/ACM. • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

Proxy — AECOM TECHNOLOGY CORPORATION RETIREMENT & SAVINGS PLAN Voting Instructions The undersigned, revoking previous voting instructions relating to these shares, hereby instructs Merrill Lynch Wealth Management, Retirement & Benefit Plan Services to vote all of the shares of common stock of AECOM Technology Corporation allocated to the undersigned’s Plan account as specified on the reverse side of this voting instruction card at the Annual Meeting of Stockholders to be held on March 7, 2013 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071, and at any adjournments or postponements thereof. IF YOU SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BUT NO CHOICE IS SPECIFIED, IF YOU DO NOT RETURN THIS CARD OR IF YOU DO NOT OTHERWISE PROVIDE DIRECTIONS VIA THE TELEPHONE OR INTERNET BY FEBRUARY 28, 2013, THE SHARES ALLOCATED TO YOUR PLAN ACCOUNT WILL BE VOTED BY MERRILL LYNCH WEALTH MANAGEMENT, RETIREMENT & BENEFIT PLAN SERVICES IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available on the Internet at www.envisionreports.com/ACM. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01K4JB 1 U P X + . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION Annual Meeting Proxy / Voting Instruction Card A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Against Abstain For Against Abstain 3. Vote on an advisory resolution on the Company’s executive compensation. 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013. 1. To elect Class II Directors: For Withhold For Withhold For Withhold 04 - Daniel R. Tishman 01 - John M. Dionisio 02 - Robert J. Lowe 03 - William P. Rutledge MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 MMMMMMM 1 5 0 8 8 6 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on February 26, 2013. Vote by Internet • Go to www.envisionreports.com/ACM. • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

. Proxy — AECOM TECHNOLOGY CORPORATION ANNUAL MEETING OF STOCKHOLDERS – MARCH 7, 2013 THIS PROXY IS SOLICITED ON BEHALF OF SUN LIFE FINANCIAL The undersigned hereby appoints Sun Life Financial as proxy for the undersigned with full power of substitution to act and vote, as directed, all vested shares of common stock of AECOM Technology Corporation allocated to the undersigned at the close of business on January 7, 2013, at the Annual Meeting of Stockholders to be held on March 7, 2013 at 9:00 A.M. (local time) at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071. This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned and no direction is made, Sun Life Financial will abstain from voting on your vested shares. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report on Form 10-K are available on the Internet at www.envisionreports.com/ACM. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

www.envisionreports.com/ACM Step 1: Go to www.envisionreports.com/ACM to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Stockholder Meeting Notice 01K4HA + + Important Notice Regarding the Availability of Proxy Materials for the AECOM Technology Corporation Stockholder Meeting to be Held on March 7, 2013 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before February 24, 2013 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK_____________

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Paper delivery requests can be submitted via the telephone, Internet or e-mail options below. E-mail copies: E-mail delivery requests must be submitted via the Internet following the instructions below. If you request an e-mail copy of current materials, you will receive an e-mail with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or e-mail copy of the current meeting materials and submit your preference for e-mail or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g E-mail – Send e-mail to investorvote@computershare.com with “Proxy Materials AECOM Technology Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the e-mail that you want a paper copy of current meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 24, 2013. . Stockholder Meeting Notice AECOM Technology Corporation’s Annual Meeting of Stockholders will be held on March 7, 2013 at the Millennium Biltmore Hotel, 506 S. Grand Ave., Los Angeles, California 90071, at 9:00 A.M. (local time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. To elect Class II Directors: 01 - John M. Dionisio 02 - Robert J. Lowe 03 - William P. Rutledge 04 - Daniel R. Tishman 2. To ratify the appointment of the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013. 3. Vote on an advisory resolution on the Company’s executive compensation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. 01K4HA